                         MANUFACTURING LICENSE AGREEMENT

                                     BETWEEN

                                  GUESS ?, INC.

                                       AND

                                    AGS, INC.















     Certain portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for an order granting confidential treatment pursuant to Rule 406 of the General Rules and Regulations under the Securities Act of 1933.

                                TABLE OF CONTENTS

                                                                            Page

     1.   CERTAIN DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . .   2

     2.   TERM OF AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . .   4
          2.1     INITIAL TERM . . . . . . . . . . . . . . . . . . . . . . .   4
          2.2     RENEWAL TERM . . . . . . . . . . . . . . . . . . . . . . .   4

     3.   GRANT OF LICENSE RIGHTS. . . . . . . . . . . . . . . . . . . . . .   4
          3.1     RIGHTS GRANTED . . . . . . . . . . . . . . . . . . . . . .   4
          3.2     RIGHTS NOT GRANTED . . . . . . . . . . . . . . . . . . . .   4

     4.   MANUFACTURING. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          4.1     STANDARDS. . . . . . . . . . . . . . . . . . . . . . . . .   5
          4.2     APPROVAL OF SUBCONTRACTOR. . . . . . . . . . . . . . . . .   5
          4.3     INFORMATION ABOUT SUPPLIERS AND SUBCONTRACTORS . . . . . .   5
          4.4     SUB-SUBCONTRACTOR. . . . . . . . . . . . . . . . . . . . .   6
          4.5     SUPERVISION BY AND RESPONSIBILITY OF LICENSEE. . . . . . .   6
          4.6     EXPIRATION/TERMINATION OF MANUFACTURERS AGREEMENT. . . . .   6

     5.   DESIGN STANDARDS . . . . . . . . . . . . . . . . . . . . . . . . .   6
          5.1     LICENSEE COLLECTION SUMMARY. . . . . . . . . . . . . . . .   6
          5.2     STANDARDS AND MATERIALS/PRIOR APPROVAL . . . . . . . . . .   6

     6.   QUALITY CONTROL AND APPROVALS. . . . . . . . . . . . . . . . . . .   7
          6.1     QUALITY CONTROL. . . . . . . . . . . . . . . . . . . . . .   7
          6.2     STYLE NUMBER/AFFIXATION OF TRADEMARKS/THIRD PARTY
                  MATERIALS BEARING THE TRADEMARKS . . . . . . . . . . . . .   7
          6.3     FINISHED PRODUCTS/PRIOR APPROVAL . . . . . . . . . . . . .   7
          6.4     RIGHT TO INSPECT FACILITIES. . . . . . . . . . . . . . . .   8
          6.5     CONSULTATION . . . . . . . . . . . . . . . . . . . . . . .   8
          6.6     TRAVEL BY LICENSEE . . . . . . . . . . . . . . . . . . . .   8
          6.7     TRAVEL BY GUESS. . . . . . . . . . . . . . . . . . . . . .   8

     7.   DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          7.1     MANNER AND SCOPE . . . . . . . . . . . . . . . . . . . . .   8
          7.2     CUSTOMER APPROVAL. . . . . . . . . . . . . . . . . . . . .   9
          7.3     TRADE DISCOUNT TO GUESS. . . . . . . . . . . . . . . . . .   9
          7.4     EXTRA-TERRITORIAL DISTRIBUTION RIGHTS. . . . . . . . . . .   9
          7.5     LICENSEE'S DUTIES. . . . . . . . . . . . . . . . . . . . .  10

     8.   ADVERTISING. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          8.1     PRIOR APPROVAL . . . . . . . . . . . . . . . . . . . . . .  13
          8.2     MINIMUM ADVERTISING EXPENDITURE/BUDGET . . . . . . . . . .  13
          8.3     ADVERTISING EXPENDITURE REPORT . . . . . . . . . . . . . .  14

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     9.   SHOWROOMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

     10.  INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          10.1    PROCUREMENT OF INSURANCE . . . . . . . . . . . . . . . . .  14
          10.2    EVIDENCE OF INSURANCE. . . . . . . . . . . . . . . . . . .  15

     11.  OWNERSHIP AND PROTECTION OF TRADEMARKS AND IP RIGHTS . . . . . . .  15
          11.1    OWNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . .  15
          11.2    REGISTRATION . . . . . . . . . . . . . . . . . . . . . . .  15
          11.3    ASSIGNMENT OF RIGHTS . . . . . . . . . . . . . . . . . . .  15
          11.4    PROHIBITED ACTS. . . . . . . . . . . . . . . . . . . . . .  16
          11.5    MISUSE . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          11.6    REPORT TO GUESS. . . . . . . . . . . . . . . . . . . . . .  17
          11.7    COMPLIANCE WITH RULES OF GUESS . . . . . . . . . . . . . .  18

     12.  TRADE SECRETS AND CONFIDENTIALITY. . . . . . . . . . . . . . . . .  18

     13.  PAYMENTS, REPORTS AND REQUIRED CAPITAL . . . . . . . . . . . . . .  18
          13.1    ADVANCE. . . . . . . . . . . . . . . . . . . . . . . . . .  18
          13.2    LETTER OF CREDIT . . . . . . . . . . . . . . . . . . . . .  18
          13.3    ROYALTY BASIS. . . . . . . . . . . . . . . . . . . . . . .  19
          13.4    DEDUCTIONS/RETURNS/CLOSEOUTS . . . . . . . . . . . . . . .  19
          13.5    TRADEMARK ROYALTY AND ROYALTY MINIMUM PAYMENTS . . . . . .  20
          13.6    REMITTANCE OF PAYMENT/WITHHOLDING. . . . . . . . . . . . .  20
          13.7    QUARTERLY REPORTS. . . . . . . . . . . . . . . . . . . . .  21
          13.8    MONTHLY SALES REPORT . . . . . . . . . . . . . . . . . . .  21
          13.9    INVOICES . . . . . . . . . . . . . . . . . . . . . . . . .  21
          13.10   RIGHT TO REVIEW. . . . . . . . . . . . . . . . . . . . . .  22
          13.11   LATE PAYMENT . . . . . . . . . . . . . . . . . . . . . . .  22
          13.12   FOREIGN CURRENCY CONVERSION. . . . . . . . . . . . . . . .  22
          13.13   REQUIRED CAPITAL . . . . . . . . . . . . . . . . . . . . .  22

     14.  ACCOUNTING AND SYSTEMS . . . . . . . . . . . . . . . . . . . . . .  23
          14.1    DUTY TO KEEP ACCOUNTS. . . . . . . . . . . . . . . . . . .  23
          14.2    FINANCIAL STATEMENTS AND INVENTORY RECONCILIATION. . . . .  23
          14.3    RIGHT OF INSPECTION BY GUESS . . . . . . . . . . . . . . .  23
          14.4    FAILURE TO MAINTAIN RECORDS. . . . . . . . . . . . . . . .  24
          14.5    SYSTEMS. . . . . . . . . . . . . . . . . . . . . . . . . .  24

     15.  FORCE MAJEURE. . . . . . . . . . . . . . . . . . . . . . . . . . .  24

     16.  BREACH AND TERMINATION . . . . . . . . . . . . . . . . . . . . . .  24
          16.1    REMEDIES FOR BREACH. . . . . . . . . . . . . . . . . . . .  24
          16.2    OTHER RIGHTS UNAFFECTED BY TERMINATION . . . . . . . . . .  25
          16.3    TERMINATION OPTION FOR BREACH/CURE POSSIBLE. . . . . . . .  25
          16.4    TERMINATION OPTION/NO CURE POSSIBLE/CHANGE OF OWNERSHIP. .  26
          16.5    TERMINATION OPTION/NO CURE POSSIBLE/ADDITIONAL CAUSES. . .  27

          16.6    NO ASSIGNEE. . . . . . . . . . . . . . . . . . . . . . . .  28

     17.  OBLIGATIONS AT TERMINATION OR EXPIRATION . . . . . . . . . . . . .  29
          17.1    SIGNS AND PROMOTIONAL MATERIALS. . . . . . . . . . . . . .  29
          17.2    DIRECTORIES AND LISTINGS . . . . . . . . . . . . . . . . .  29
          17.3    SUBCONTRACTORS . . . . . . . . . . . . . . . . . . . . . .  29
          17.4    INVENTORY; RIGHT TO PURCHASE . . . . . . . . . . . . . . .  29
          17.5    REMAINING PRODUCTS . . . . . . . . . . . . . . . . . . . .  30
          17.6    LICENSEE'S OBLIGATION REGARDING SALE OF PRODUCTS . . . . .  30

     18.  EFFECT OF TERMINATION OR EXPIRATION. . . . . . . . . . . . . . . .  31
          18.1    TERMINATION OF RIGHTS. . . . . . . . . . . . . . . . . . .  31
          18.2    NO USE OF TRADEMARKS AND IP RIGHTS . . . . . . . . . . . .  31
          18.3    NO LIABILITY . . . . . . . . . . . . . . . . . . . . . . .  31

     19.  INDEMNIFICATION, REPRESENTATIONS AND WARRANTIES. . . . . . . . . .  32
          19.1    INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . .  32
          19.2    DEFENSE COUNSEL. . . . . . . . . . . . . . . . . . . . . .  32
          19.3    AUTHORITY. . . . . . . . . . . . . . . . . . . . . . . . .  32
          19.4    COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . .  32
          19.5    LICENSEE REPRESENTATIONS AND WARRANTIES. . . . . . . . . .  33
          19.6    GUESS WARRANTY AND REPRESENTATION. . . . . . . . . . . . .  33
          19.7    NO PUNITIVE DAMAGES. . . . . . . . . . . . . . . . . . . .  33

     20.  APPROVAL PROCEDURES. . . . . . . . . . . . . . . . . . . . . . . .  34

     21.  ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          21.1    PARTIES' CONSENT TO ARBITRATION. . . . . . . . . . . . . .  34
          21.2    POWERS . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          21.3    PROVISIONAL REMEDIES . . . . . . . . . . . . . . . . . . .  34
          21.4    ENTITLEMENT TO COSTS . . . . . . . . . . . . . . . . . . .  35

     22.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . .  35

     23.  RELATIONSHIP OF PARTIES. . . . . . . . . . . . . . . . . . . . . .  35

     24.  ASSIGNABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . .  35

     25.  INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . .  36

     26.  WAIVER AND INTEGRATION . . . . . . . . . . . . . . . . . . . . . .  36

     27.  NOTICES AND COMMUNICATIONS . . . . . . . . . . . . . . . . . . . .  36

     28.  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

     29.  SURVIVAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

     30.  CROSS DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . .  38

     31.  EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

     32.  ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . .  38

                                LIST OF EXHIBITS

 EXHIBIT       TITLE
 -------       -----

 A             Trademarks
 B             Products
 C             Licensee Collection Summary
 D-1           Licensed Product Approval Form
 D-2           Fabric and/or Color Approval Form
 E             Licensed Property Use Approval Form
 F-1           Customer Profile Form
 F-2           Foreign Distribution Approval Form
 F-3           Distribution Approval Form
 G-1           Advertising Approval Form
 G-2           Advertising Budget Form
 G-3           Advertising Expenditure Form
 H             Royalty Minimum
 I             Statement of Royalties
 J             Minimum Net Sales
 K             Monthly Sales Report
 L             Manufacturers Agreement
 M             List of Current Owners and Key Executives
 N             Systems Requirements List
 O             Permitted Distributors and Retailers

                              MANUFACTURING LICENSE
                                AGREEMENT BETWEEN
                                  GUESS ?, INC.
                                  AND AGS INC.


     THIS MANUFACTURING LICENSE AGREEMENT ("Agreement") is made and entered into as of March 1, 1996 by and between GUESS ?, INC., a corporation organized under the laws of the State of Delaware, with its principal place of business at 1444 South Alameda Street, Los Angeles, California 90021 ("GUESS") and AGS INC., a corporation organized and existing under the laws of California with its principal place of business at 3820 South Hill Street, Los Angeles, California 90037 ("LICENSE").

                              AGREEMENT BACKGROUND

     A. GUESS is an internationally famous designer and manufacturer of high quality fashionable clothing and fashion accessories and other products.

     B. GUESS holds all right, title and interest in and to certain trademarks, service marks, designs, patents and copyrights used in connection with the manufacture and sale of such products.

     C. The GUESS trademarks and service marks represent the substantial goodwill created by GUESS through its use and sale of high quality products and by GUESS's policy of distributing its products only through retail outlets that conform to GUESS's strict standards for appearance, image, clientele, customer service and overall high quality.

     D. LICENSEE has represented to GUESS that it is experienced in the manufacture and distribution of certain high quality stationery, school supplies and related products.

     E. LICENSEE desires to obtain the right to use certain of such trademarks, service marks, designs, patents and copyrights solely in connection with the manufacture and distribution of some of such products, and GUESS is willing to grant to LICENSEE a license for this purpose under the terms and conditions set forth in this Agreement.

     In consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the parties agree as follows.

     1.   CERTAIN DEFINITIONS

          1.1 "Advertising" means any communication by or on behalf of the LICENSEE or any of its distributors in any medium (including electronic and computer-based systems) directed to the trade or the public, including trade and public directory listings, store window displays, posters, point of sale materials and billboards.

          1.2 "Allowances" means any written credits actually given by LICENSEE to its customers for any purpose, other than Returns, Exempt Product returns and Trade Discounts, and other than credits or reimbursements for advertising, any other type of promotions and freight expenses.

          1.3 "Closeouts" means Products sold at a reduction of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) or more from the respective Distributor or Retailer Listed Wholesale Prices.

          1.4 "Contract Year" means each year of the Initial Term and Renewal Term, if any, as those terms are defined in Section 2.

          1.5 "Distributor Listed Wholesale Price" means the wholesale price of a Product to be sold by LICENSEE to a distributor, as stared on the applicable LICENSED PRODUCT APPROVAL FORMS submitted to GUESS pursuant to
Section 5.2.

          1.6 "Exempt Products" means time dated Products and Products shipped to customers on terms permitting return to LICENSEE of unsold Products.

          1.7 "IP Rights" means all intellectual and industrial property interests now or hereafter owned by GUESS, other than the Trademarks, whether or not copyrightable or patentable, including, without limitation, patterns, designs and trade dress in and to any Products and to any prints, package designs, labels, Advertising and other promotional materials using or used in conjunction with any of the Trademarks or the Products, whether created by or on behalf of GUESS or LICENSEE.

          1.8 "Gross Sales" means the sales of all Products by LICENSEE multiplied by the respective Distributor or Retailer Listed Wholesale Prices, as applicable.

          1.9 "Minimum Net Sales" means the minimum amount of Net Sales of Products that LICENSEE is required to achieve, and as set forth in Exhibit J attached hereto.

          1.10 "Net Sales" means the Gross Sales of Products less only credits to customers for Returns, Exempt Product returns, Trade Discounts and Allowances, as specifically permitted by this Agreement.

          1.11 "Products" means only those items specified in Exhibit B attached hereto.

          1.12 "Quarter" means calendar quarters, i.e., each of the three-month periods during each Contract Year from (i) January through March, (ii) April through June, (iii) July through September and (iv) October through December.

          1.13 "Retailer Listed Wholesale Price" means the wholesale price of a Product to be sold by LICENSEE to a retailer, as stated on the applicable LICENSED PRODUCT APPROVAL FORMS submitted to GUESS pursuant to Section 5.2.

          1.14 "Returns" means Products actually returned to LICENSEE by its customers (except for Exempt Products) multiplied by the unit price actually credited to the customer.

          1.15 "Royalty Minimum" means the minimum amount of Trademark Royalty payable by LICENSEE to GUESS hereunder for each Contract Year, as set forth in Exhibit H attached hereto.

          1.16 "Seconds" means damaged, imperfect, non-first quality or defective goods.

          1.17 "Territory" means the United States, Canada, Mexico, Australia, Brunei, Hong Kong, Indonesia, Malaysia, Singapore and Taiwan.

          1.18 "Trade Discounts" means all discounts from the Distributor or Retailer Listed Wholesale Price, as applicable, that are customary in the trade and that are actually given by LICENSEE in writing prior to the delivery of the specific Products.

          1.19 "Trademarks" means only those trademarks as specified in Exhibit A attached hereto. This Agreement does not grant to LICENSEE any right to any variation of those trademarks.

          1.20 "Trademark Royalty" means CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of the Net Sales of Products by LICENSEE, which represents the amount payable by LICENSEE to GUESS hereunder as the consideration for the grant by GUESS to LICENSEE of the right to use the Trademarks and IP Rights hereunder.

          1.21 "Trade Secrets" means information, including a formula, pattern, compilation, program, device, method, technique or process that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use and is the subject of efforts that are reasonable, under the circumstances, to maintain its secrecy.

     2.   TERM OF AGREEMENT

          2.1 INITIAL TERM. This Agreement shall be effective as of the date specified on page 1 and shall end on December 31, 2001 ("Initial Term"), unless terminated earlier or renewed. The first Contract Year of the Initial Term shall commence May 1, 1996 and end on December 31, 1997. Thereafter, Contract Years shall run from January 1 through

December 31 of each year through the Initial Term, and if renewed, the Renewal Term (unless terminated earlier).

          2.2 RENEWAL TERM. This Agreement may be renewed for a five (5) year term through December 31, 2006 ("Renewal Term"), if LICENSEE:

               (a) requests renewal in writing at least ninety (90) days but no more than one hundred twenty (120) days before the expiration of the Initial Term;

               (b) at the time it requests renewal, has not received a notice of breach from GUESS (under any agreement between LICENSEE and GUESS) and failed to completely cure such breach within the applicable cure period;

               (c) up to the time it requests renewal, has met the Minimum Net Sales for the two (2) Contract Years prior to renewal; and

               (d) agrees to meet the new Minimum Net Sales set forth on Exhibit J.

     3.   GRANT OF LICENSE RIGHTS

          3.1 RIGHTS GRANTED. Subject to the terms and conditions contained herein, GUESS hereby grants to LICENSEE, and LICENSEE hereby accepts, the following:

               (a) a non-assignable, non-transferable exclusive right to use the Trademarks and the IP Rights in connection with the manufacture of Products but only at such places approved by GUESS; and

               (b) a non-assignable, non-transferable exclusive right to use the Trademarks and IP Rights in connection with the distribution at wholesale and Advertising of the Products in the Territory.

          3.2 RIGHTS NOT GRANTED. This Agreement is not an assignment or grant to LICENSEE of any right, title or interest in or to the Trademarks or IP Rights, or any of GUESS's other trademarks, other than the grant of rights to use the Trademarks and IP Rights subject to the terms and conditions of this Agreement. GUESS expressly does not grant to LICENSEE the right to use any variation of the Trademarks that now exist or hereafter are developed by GUESS, LICENSEE or any other person. LICENSEE agrees and acknowledges that GUESS reserves the right to either manufacture, sell, or appoint other licensees to manufacture or sell in the Territory lines of products whether similar or dissimilar to the Products, that bear variations of the Trademarks, such as "GUESS MEN'S CLASSICS" and "BABY GUESS."

     4.   MANUFACTURING

          4.1 STANDARDS. LICENSEE may manufacture Products at a factory or factories that LICENSEE owns, or may employ independent subcontractors to manufacture Products. In either case, LICENSEE is responsible for the lawful manufacture of high quality Products that meet the standards prescribed by GUESS.

          4.2 APPROVAL OF SUBCONTRACTOR. In all cases, LICENSEE must obtain the approval of GUESS in advance of contracting with any independent subcontractor, if such subcontractor will manufacture one or more components equaling at least fifty percent (50%) of a finished Product. GUESS shall have the right to approve each such proposed subcontractor. To be approved by GUESS, the subcontractor must demonstrate that it has the experience and skill needed to produce products that meet the standards of GUESS and that it conducts its operations in compliance with all applicable laws. All subcontractors utilized by LICENSEE, including those which must be approved by GUESS, shall:

               (a) enter into a Manufacturers Agreement (Exhibit L) and deliver an executed copy thereof to GUESS and LICENSEE, before such subcontractor may manufacture any Products; and

               (b) fully perform and observe its obligations under the Manufacturers Agreement and comply with all applicable laws and with the applicable provisions of this Agreement.

          4.3 INFORMATION ABOUT SUPPLIERS AND SUBCONTRACTORS. Not less than thirty (30) days prior to the beginning of manufacture of a Product by a subcontractor and at the end of each calendar year during the Term hereof, LICENSEE shall provide GUESS with a list of all materials bearing Trademarks used by LICENSEE and/or any subcontractor. Upon the request of GUESS, LICENSEE shall provide GUESS with a current list of its subcontractors for the manufacture of Products, together with addresses, telephone and facsimile number and the names of contact persons relating thereto. All information provided by LICENSEE pursuant to this Section 4.3 shall be considered confidential information for purposes of Section 12 hereof.

          4.4 SUB-SUBCONTRACTOR. LICENSEE shall cause its subcontractors to notify LICENSEE of all subcontractors used by LICENSEE's subcontractors. Not less than thirty (30) days prior to the beginning of manufacture of a Product by a subcontractor and at the end of each calendar year during the Term hereof, LICENSEE shall provide GUESS with a list of the names and addresses of all subcontractors used by LICENSEE's subcontractors.

          4.5 SUPERVISION BY AND RESPONSIBILITY OF LICENSEE. LICENSEE shall be responsible for supervising and controlling the acts of its own factory(ies) and of its manufacturing subcontractors and sub-subcontractors to prevent the manufacturing or sale of Products that is not expressly authorized by GUESS. If GUESS determines that LICENSEE permitted its own employees or a subcontractor or sub-subcontractor to manufacture or sell Products without the authorization of GUESS, or that LICENSEE knew or should have known about such manufacture or sale, GUESS shall have the right to terminate this Agreement immediately and shall hold LICENSEE liable for any losses suffered by GUESS as a result of such unauthorized manufacture or sale.

          4.6 EXPIRATION/TERMINATION OF MANUFACTURERS AGREEMENT. GUESS shall have the absolute right to require that LICENSEE terminate its relationship with any subcontractor who, in the sole discretion of GUESS, is behaving in a manner detrimental to GUESS. Upon the expiration or termination of any Manufacturers Agreement, LICENSEE shall cause the subcontractor thereunder to immediately cease the manufacture of Products and to fully perform and observe its obligations under the Manufacturers Agreement and under this Agreement with respect to such expiration or termination.

     5.   DESIGN STANDARDS


          5.1 LICENSEE COLLECTION SUMMARY. Within sixty (60) days after the date of this Agreement, and on each anniversary of the date of this Agreement, LICENSEE shall submit to GUESS a completed LICENSE COLLECTION SUMMARY FORM (Exhibit C).

          5.2 STANDARDS AND MATERIALS/PRIOR APPROVAL. LICENSEE shall submit to GUESS, for its prior written approval, (i) a complete set of actual production standards, together with actual materials to be used in the Products, and (ii) a style card showing each design proposed to be used for each Product type. The production standards and materials shall be submitted with a completed LICENSED PRODUCT APPROVAL FORM (Exhibit D4), and must be accompanied by additional completed FABRIC AND/OR COLOR APPROVAL FORMS (Exhibit D-2), or such other forms approved by GUESS. If LICENSEE wishes to submit separately any design bearing a Trademark, it shall be submitted on the LICENSED PROPERTY USE APPROVAL FORM (Exhibit E). Each design must be re-submitted for approval each Contract Year, regardless of whether it was approved for a prior Contract Year. If GUESS disapproves any previously approved design, LICENSEE will phase out all manufacture and sales of Products bearing such design within six (6) months of GUESS's disapproval. Depending upon the inventory level of such Products, GUESS may give approval for a lengthier sell-off period.

     6.   QUALITY CONTROL AND APPROVALS

          6.1 QUALITY CONTROL. LICENSEE acknowledges that the Trademarks and IP Rights represent the prestige and goodwill that GUESS has earned for itself and are well recognized in the minds of the public, and that it is of great importance to each party that, in the manufacture and sale of Products, the high standards, reputation and image established by GUESS be maintained at all times. Accordingly, Products manufactured or caused to be manufactured by LICENSEE shall be of high quality workmanship and materials with strict adherence to all details and characteristics embodied in the IP Rights approved by GUESS or embodied in items furnished by GUESS. Without limitation to the foregoing, Products manufactured by and for LICENSEE and sold by LICENSEE shall strictly adhere to the materials, color, workmanship, designs, dimensions, styling, detail and quality previously approved by GUESS.

          6.2 STYLE NUMBER/AFFIXATION OF TRADEMARKS/THIRD PARTY MATERIALS BEARING THE TRADEMARKS. LICENSEE shall affix permanently to each Product a style number which shall be identical to the style number used to identify the respective Product in all of LICENSEE's books and records. Each Product shall bear the Trademarks in the form required by GUESS, with all required legends, markings and notices. Without limitation to the requirement of Section 4.3, if LICENSEE purchases labels, tags or other materials bearing the Trademarks from third parties, LICENSEE shall provide to GUESS, together with the quarterly Statement of Royalties, copies of invoices for all such materials purchased. and shall obligate all providers of such materials to comply with all applicable provisions of this Agreement relating to the use and misuse of the Trademarks. If providers for such items are not available to LICENSEE in the Territory, at the request of GUESS, LICENSEE shall obtain any or all such items directly from GUESS.

          6.3 FINISHED PRODUCTS/PRIOR APPROVAL. Within two (2) weeks after each style is first manufactured as a finished Product, LICENSEE shall deliver to GUESS by overnight courier at least one (1) representative finished Product of each style with the actual design affixed for GUESS to determine in its sole discretion whether such finished Product is in strict compliance with the production standards and design previously approved by GUESS. At any time following any such approval of production standards and design, if such Product is, in the sole and subjective judgment of GUESS, not manufactured in strict compliance with the materials, color, workmanship, designs, dimensions, styling, detail and quality previously approved in writing, GUESS shall give LICENSEE written notice of any such non-compliance, which notice shall specify the details thereof. Within twenty (20) days after its receipt of such notice, LICENSEE shall, if possible, promptly correct any problem specified by GUESS therein. If such Product, as corrected by LICENSEE, is still not approved by GUESS, or if LICENSEE fails or is unable to correct any such problem, the Trademarks shall, if possible, be promptly removed from such Products, at the option of and at no cost to GUESS, in which event such Products may be sold by LICENSEE provided they are in no way identified as a product originating from or authorized by GUESS, or otherwise identified with GUESS or any of the Trademarks or IP Rights. As many as four (4) times per Quarter, upon request, LICENSEE shall provide GUESS with a reasonable number of samples of current Products. If LICENSEE cannot, using commercially reasonable efforts, correct the Product problems specified by GUESS and also cannot remove the Trademarks from the Products, LICENSEE will deliver a notice to GUESS describing its efforts and the reasons why such requirements cannot be met. Any distribution or sale of such Products must be specifically approved in advance and in writing by GUESS, and LICENSEE will pay a Trademark Royalty on all such sales.

          6.4 RIGHT TO INSPECT FACILITIES. LICENSEE shall ensure that GUESS shall have the right, upon seventy-two (72) hours advance notice during normal business hours, to inspect all facilities utilized by LICENSEE and its subcontractors, sub-subcontractors and suppliers in connection with the manufacture, storage or distribution of Products, and to examine Products in the process of manufacture and all documents and records related thereto. In addition, LICENSEE consents to GUESS's examination of Products held by its customers for resale, upon reasonable notice during normal business hours, provided LICENSEE has such right of examination.

          6.5 CONSULTATION. Upon request by GUESS, LICENSEE shall make its personnel and the personnel of any of its subcontractors, suppliers and other resources available by appointment during normal business hours for consultation with GUESS and its agents or representatives. LICENSEE shall make available to GUESS, upon reasonable notice, marketing plans, reports and information that LICENSEE may have with respect to Products.

          6.6 TRAVEL BY LICENSEE. Upon two (2) weeks' prior written notice to LICENSEE, but not more frequently than twice in a calendar year, GUESS may require LICENSEE to meet with GUESS in the Los Angeles offices of GUESS concerning any matter which is a subject of this Agreement. LICENSEE shall pay all of its own costs and expenses relating to its attendance at such meetings.

          6.7 TRAVEL BY GUESS. Once a year, LICENSEE shall pay all costs for business class round trip travel and accommodations for five (5) days and five
(5) nights for two (2) representatives of GUESS to travel to LICENSEE's principal place of business for any purpose related to this Agreement.

     7.   DISTRIBUTION

          7.1 MANNER AND SCOPE. The manner and scope of the distribution of Products, their availability, variety, fabrication, colors and sizes are critical to the promotion of the Products and to the protection of the Trademarks, the IP Rights and their associated goodwill. LICENSEE shall use commercially reasonable efforts to exploit the rights granted hereunder throughout the Territory, including, without limitation, selling commercial quantities of the Products on a timely basis and maintaining a sales force sufficient to provide effective distribution of the Products throughout the Territory, and shall cooperate with GUESS's and GUESS's other licensees' marketing, sales, anti-diversion and anti-counterfeiting programs.

          7.2 CUSTOMER APPROVAL. GUESS hereby approves sales of Products by LICENSEE to those retailers described on Exhibit O attached hereto. Following execution of this Agreement, LICENSEE shall submit to GUESS for approval the names of any additional intended customers for the Products on the CUSTOMER PROFILE FORM (Exhibit F-1) prior to making sales to any such intended customers. On each anniversary of the date of this Agreement, upon the request of GUESS, LICENSEE shall send to GUESS a list of all current customers for all Products, together with the LICENSEE COLLECTION SUMMARY FORM required under Section 5.1.

          7.3 TRADE DISCOUNT TO GUESS. LICENSEE shall grant to GUESS a CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) Trade Discount on purchases of Products by GUESS from LICENSEE for sale in GUESS's retail and/or factory stores. LICENSEE shall accept from GUESS for full credit in the amount originally invoiced to GUESS, the return of any unsold Products purchased by GUESS from LICENSEE for sale in GUESS's retail and/or factory stores. At its sole cost and expense, LICENSEE shall provide GUESS with fixtures for the sale of the Products at GUESS's retail and/or factory stores, the type and cost of which shall be subject to the mutual agreement of the parties.

          7.4 EXTRA-TERRITORIAL DISTRIBUTION RIGHTS. LICENSEE shall have the non-exclusive right to distribute Products at wholesale outside the Territory (the "Non-Exclusive Right"), subject to the following conditions:

               (a) if LICENSEE wishes to distribute Products outside of the Territory, LICENSEE shall submit to GUESS a list of the country or countries to which LICENSEE wishes to distribute the Products, together with the names and addresses of proposed distributors and retailers, for GUESS's prior written approval, using the FOREIGN DISTRIBUTION APPROVAL FORM (Exhibit F-2);

               (b) LICENSEE shall submit to GUESS, for GUESS's prior written approval, a copy of any written agreement, or the terms and conditions of any oral agreement, proposed to be entered into between LICENSEE and any proposed distributor or retailer. Each such agreement shall include provisions to the effect that:

                    (i) such agreement will terminate when GUESS withdraws LICENSEE's permission to sell to such distributor or retailer, and that the distributor or retailer will have no claims against either GUESS or LICENSEE for the termination of the agreement; and

                    (ii) the distributor or retailer may not appoint
                         subdistributors or agents for the sale of Products, or assign any rights under its agreement with LICENSEE without GUESS's prior written permission;

               (c) LICENSEE shall ensure that the termination of its agreement with a distributor or retailer, whether oral or written, will be enforceable under the laws of the country in question without cost or liability to GUESS.

GUESS may deny approval to LICENSEE for distribution outside of the Territory, in whole or in part, for any or no reason, in GUESS's sole and subjective discretion. Upon ninety (90) days' prior written notice to LICENSEE, GUESS may
(a) withdraw its approval of any distributor or retailer previously approved by GUESS, and/or (b) terminate the Non-Exclusive Right in its entirety, for any reason or for no reason whatsoever, as GUESS may determine in its sole and subjective discretion. Upon the effective date of the withdrawal by GUESS of any approval of a distributor or retailer, LICENSEE shall cease any and all sales of Products to such distributor or retailer.

          7.5  LICENSEE'S DUTIES.

               (a) Except as otherwise provided herein, the distribution of Products in the Territory shall be performed only by LICENSEE. If LICENSEE wishes to distribute Products through independent distributors LICENSEE shall submit to GUESS the names and addresses of its proposed distributors, for GUESS's prior written approval, using the DISTRIBUTION APPROVAL FORM (Exhibit F-3). GUESS hereby approves LICENSEE's distribution of Products through the independent distributors described on Exhibit O attached hereto. LICENSEE shall submit to GUESS, for GUESS's prior written approval, a copy of any written agreement, or the terms and conditions of any oral agreement, proposed to be entered into between LICENSEE and any proposed distributor. Each such agreement shall include provisions to the effect that:

                    (i) such agreement will terminate when GUESS withdraws LICENSEE's permission to sell to such distributor, and that the distributor will have no claims against either GUESS or LICENSEE for the termination of the agreement; and

                    (ii) the distributor may not appoint subdistributors or
                         agents for the sale of Products, or assign any rights under its agreement with LICENSEE without GUESS's prior written permission.

                    LICENSEE shall ensure that the termination of its agreement with a distributor, whether oral or written, will be enforceable under the laws of the country in question without cost or liability to GUESS.

               (b) Except as permitted by GUESS pursuant to Section 7.4, LICENSEE shall not market or promote or seek customers for the Products outside of the Territory and LICENSEE shall not establish or maintain inventories of the Products outside of the Territory.

               (c) LICENSEE shall exercise its best efforts, subject to the provisions of Section 11.5, to safeguard the prestige and goodwill represented by the Trademarks, the IP Rights and the image associated therewith at the same level as heretofore maintained by GUESS.

               (d) LICENSEE shall exercise its best efforts to sell Products directly to catalogues approved by GUESS and to retail store operators who have agreed to enter into a retail store agreement with GUESS or to stores that otherwise meet GUESS's standards for quality, service and appearance and that have been approved by GUESS under this Agreement or pursuant to the CUSTOMER PROFILE FORM. Each of such retail store operators for example, should establish a separate area in the store devoted exclusively to the sale of Products; present a comprehensive line of Products made available by LICENSEE; agree to not ship any Products outside of the Territory; and permit inspections by GUESS or its representatives of the store facilities for the sale of Products during regular business hours. GUESS may withdraw approval of any retail store operator or any store at any time such operator or store(s) fail to meet GUESS's standards for quality, service and appearance. LICENSEE shall not sell any Products through the Internet or any other electronic or competitor-based systems, without GUESS's prior written consent.

               (e) LICENSEE shall not use or permit any customer to use any Products as giveaways, prizes or premiums except in promotions that have received the prior written approval of GUESS.

               (f) LICENSEE shall not sell any Products that are Seconds without the prior written approval of GUESS. All Seconds approved for sale by GUESS shall be marked "Seconds" or "Irregular" and all labels and other markings embodying the Trademarks and IP Rights shall be removed therefrom (which removal may be supervised by GUESS or its agent), if possible, prior to sale. All Seconds not approved by GUESS and/or not sold in accordance with GUESS's approval shall be destroyed. LICENSEE shall be responsible for ensuring that its manufacturing subcontractors comply with this obligation.

               (g) If LICENSEE sells Products through an authorized distributor, LICENSEE shall ensure that the distributor will comply with all reporting provisions required of LICENSEE under this Agreement as well as with all obligations necessary for protecting the Trademarks, the IP Rights and the image associated therewith at the same level as heretofore maintained by GUESS. LICENSEE will maintain such reports on file, such that GUESS may, from time to time, inspect CUSTOMER PROFILE FORMS, photographs of store premises, etc., for retail store customers of the distributors, in order for GUESS to ensure that the quality and image associated with the Trademarks and the IP Rights are being upheld by the distributors. GUESS may, after notice to LICENSEE, withdraw approval of any of LICENSEE's distributors at any time such distributor fails to meet GUESS's standards for quality, service and appearance. If GUESS determines such distributor could cure its failure to meet such standards, GUESS will provide a reasonable opportunity for it to do so.

               (h) Prior to LICENSEE's sale of any Closeouts, LICENSEE shall furnish to GUESS a Product description of such Closeouts and the proposed selling price. GUESS shall have the option (but not the obligation) to purchase all or any part of such Closeouts from LICENSEE prior to sale to any third party, upon the following refills:

               (i) the purchase price for Closeouts shall be the same price LICENSEE plans to offer a third party; and

               (ii) LICENSEE shall deliver Closeouts purchased by GUESS within fifteen (15) days after receipt of the notice of GUESS's intention to purchase.

              (iii) LICENSEE shall obtain GUESS's consent prior to participating in any tradeshow where the Products or any item bearing the Trademarks will be displayed, including GUESS's consent to any form of presentation to be used by LICENSEE. LICENSEE shall provide GUESS with all information requested concerning any such tradeshow.

               (iv) GUESS shall notify LICENSEE of its intention, if any, to exercise this option and which of the Closeouts are to be purchased, within ten (10) days after GUESS's receipt of the Product description of the Closeouts;

     8.   ADVERTISING

          8.1 PRIOR APPROVAL. LICENSEE shall maintain the high standards and consistency of the Trademarks, Products and image associated therewith in all Advertising, packaging and promotion of Products. LICENSEE shall not use any Advertising or packaging or other business materials relating to any Products or bearing the Trademarks, including, without limitation, any business documents, invoices, stationery, Advertising, promotions, labels and packaging that has not been previously approved in writing by GUESS. Before the use of Advertising items such as posters, packaging and point of sales materials, LICENSEE shall submit such items to GUESS for approval using the LICENSED PROPERTY USE APPROVAL FORM referenced in Section 5.2. Before the use or the publication of any media Advertising to the public or trade, LICENSEE shall submit such Advertising to GUESS for approval using the ADVERTISING APPROVAL FORM (Exhibit G-1). The right of approval shall also encompass media placement and scheduling and creative execution. No Advertising or promotional material shall refer to LICENSEE's name except as required by law, however, at the option of GUESS, LICENSEE shall include on its Advertising, packaging or other business materials an indication of the relationship of the parties in a form approved in writing by GUESS.

          8.2 MINIMUM ADVERTISING EXPENDITURE/BUDGET. Except as set forth below, each Contract Year during the term of this Agreement, LICENSEE and its distributors and retailers shall, in the aggregate, expend for Advertising an amount equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of the amount that is the greater of (a) Net Sales and (b) Minimum Net Sales for such Contract Year (the "Minimum Advertising Expenditure"). Notwithstanding the foregoing, LICENSEE and its distributors and retailers shall, in the aggregate, expend for Advertising at least US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION minimum for each of the first three
(3) Contract Years. The greater of (a) US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per Contract Year, and (b) the Minimum Advertising Expenditure defined above, shall constitute the Minimum Advertising Expenditure for each of the first three (3) Contract Years. Within sixty (60) days following execution of this Agreement and sixty (60) days before the start of each subsequent Contract Year, LICENSEE shall submit to GUESS for approval an Advertising budget for the next Contract Year, using the ADVERTISING BUDGET FORM (Exhibit G-2), broken down by each country in the Territory, and specifying the anticipated media, the date and the anticipated time of publication of each Advertisement or occurrence of each promotional event. If the Advertising expenditures actually made by LICENSEE during such Contract Year are lower than the Minimum Advertising Expenditure corresponding to such Contract Year, LICENSEE shall expend the difference during such period in such manner as directed by GUESS. FOR PURPOSES OF ESTABLISHING THE ADVERTISING BUDGET AND EXPENDITURES, ITEMS SUCH AS SHOWROOM FIXTURES, FURNISHINGS, STORE WINDOW DISPLAYS AND PACKAGING FOR THE PRODUCTS, AND THE COSTS AND EXPENSES ASSOCIATED WITH ADVERTISING AND PROMOTION OF THE PRODUCTS TO THE TRADE, INCLUDING, WITHOUT LIMITATION, TRADE SHOWS, CO-OPS, PRESS RELEASES AND CATALOGUES TO THE TRADE, ARE NOT CONSIDERED TO BE ADVERTISING.

          8.3 ADVERTISING EXPENDITURE REPORT. Not later than thirty (30) days after the end of each Quarter, LICENSEE shall submit to GUESS a report showing Advertising expenditures actually made by LICENSEE during that Quarter, using the ADVERTISING EXPENDITURE FORM (Exhibit G-3), together with advertising tear sheets with respect to the Products for that Quarter. Advertising expenditures made in a foreign currency shall be listed showing the foreign currency and the conversion to U.S. Dollars using the exchange rate for the last business clay of the relevant Quarter as set forth in the U.S. edition of THE WALL STREET JOURNAL.

     9.   SHOWROOMS Omitted.

     10.  INSURANCE

          10.1 PROCUREMENT OF INSURANCE. Without limiting LICENSEE's liability under the indemnity provisions hereof, during the term of this Agreement, and for three (3) years following the date of expiration or termination hereof, LICENSEE shall maintain with reputable insurance companies reasonably satisfactory to GUESS comprehensive general liability insurance in the amount of at least US$5,000,000.00 (US$3,000,000.00 single limit per occurrence) plus defense costs. This insurance shall include broad form blanket contractual liability; contractor's protective; workers' compensation; products liability and completed operations liability; advertising injury, cross liability; special form "all risk" blanket property coverage (including earthquake and flood protection) at replacement cost; selling price or evidence of business interruption coverage of gross revenues for six (6) months; brands and labels clause (with no salvage); an endorsement stating that GUESS shall receive at least thirty (30) days written notice prior to modification, cancellation or non-renewal of coverage; an endorsement naming GUESS as an additional insured; an endorsement stating that the insurance shall be primary and not contributory as to GUESS, and a waiver of subrogation in favor of GUESS. During the term of this Agreement, LICENSEE may not engage in the manufacture, sale or promotion of any Product unless the required insurance coverage is in full force and effect.

          10.2 EVIDENCE OF INSURANCE. No later than thirty (30) days before the first shipment of Products, and no later than thirty (30) days before each Renewal Term thereafter, if any, LICENSEE shall furnish to GUESS certificates of insurance evidencing the required insurance policies. Upon request, LICENSEE shall provide GUESS with copies of insurance policies and related endorsements evidencing the insurance coverage required hereunder. The insurance set forth in this Section 10 must cover the entire Territory.

     11.  OWNERSHIP AND PROTECTION OF TRADEMARKS AND IP RIGHTS

          11.1 OWNERSHIP. LICENSEE acknowledges that GUESS is the exclusive owner of the Trademarks and of the IP Rights and that all of LICENSEE's uses of the Trademarks and the IP Rights shall inure to the exclusive benefit of GUESS. LICENSEE shall place appropriate notices, including notice of copyright, reflecting ownership of IP Rights by GUESS, on all plans, packaging tags, labels and Advertising and promotional materials.

          11.2 REGISTRATION. LICENSEE shall cooperate fully and in good faith with GUESS for the purpose of securing and preserving GUESS's rights in and to the Trademarks and IP Rights, including, without limitation, in the execution, submission and prosecution of any trademark, service mark, copyright or patent applications and similar applications for registration which GUESS may desire to submit at any time and from time to time. LICENSEE shall not directly or indirectly submit any application to register the Trademarks for the Products or any other products or services, or for any other trademark or service mark, copyright, design right or invention of GUESS, without the prior written approval of GUESS.

          11.3 ASSIGNMENT OF RIGHTS. LICENSEE shall disclose and freely make available to GUESS any and all developments or improvements it makes or has made to the Products, the Trademarks, or the IP Rights. This Agreement shall constitute an assignment of all such developments and improvements to GUESS. If any application must be made by LICENSEE or any third party which may have created designs of Products hereunder, LICENSEE agrees to, and does hereby, assign, and agrees to cause such third party to assign to GUESS, any and all right, title and interest in all such applications and the resulting registrations or patents, as the case may be. If requested by GUESS, LICENSEE shall make, procure and execute, and cause to be made, procured and executed, all assignments and/or all other agreements, documents or instruments determined by GUESS to be necessary or advisable to vest ownership of the Trademarks and IP Rights (including any developments and improvements made by or on behalf of LICENSEE to the Products, Trademarks and IP Rights) in GUESS. Additionally, LICENSEE hereby grants, and agrees to cause the appropriate third party to grant to GUESS an irrevocable power of attorney, on behalf of LICENSEE or such third party, as the case may be, to execute any and all Trademarks and/or IP Rights applications, and other related documentation that GUESS determines are necessary or advisable in connection with the Products, Trademarks and IP Rights (including any developments and improvements made by or on behalf of LICENSEE to the Products, Trademarks and IP Rights).

          11.4 PROHIBITED ACTS.

               LICENSEE shall not, directly or indirectly:

               (a)  claim ownership of the Trademarks or the IP Rights;

               (b) permit the use of the Trademarks or the IP Rights in such a way as to give the impression that they are the property of LICENSEE;

               (c) use the Trademarks or the IP Rights or any confusingly similar trademark or other similar intellectual or industrial property in any manner not expressly authorized by GUESS;

               (d) engage in any activity that may contest, dispute, dilute or otherwise impair the right, title, interest or goodwill of GUESS in the Trademarks, including, without limitation, any action to prevent or cancel any registration of the Trademarks;

               (e) use the Trademarks in any manner that is not necessary or beneficial for the manufacture or distribution of the Products;

               (f) use any trademarks other than the Trademarks in connection with the manufacture, promotion and distribution of the Products or associate the Trademarks or the IP Rights with any other name, trademark, service mark, character or personality;

               (g) use the Trademarks as part of LICENSEE's corporate or commercial name unless expressly permitted by GUESS in writing; or

               (h) contest the fact that LICENSEE's rights under this Agreement are solely those of a licensee and, subject to the provisions of

                    Section 17, cease upon termination or expiration of this Agreement.

          11.5 MISUSE. LICENSEE shall cooperate fully and promptly with GUESS in the protection of GUESS's rights to the Trademarks and the IP Rights, as GUESS may request from time to time. Without limitation to the foregoing, LICENSEE shall be responsible for monitoring those countries in the Territory, where LICENSEE or any retailer or distributor of LICENSEE is selling Products, for any infringement, counterfeiting or other misuse of the Trademarks and the IP Rights. LICENSEE, at its own expense, shall take action immediately to stop (a) any MINOR infringement, counterfeiting or other misuse of the Trademarks or the IP Rights in connection with the Products, and (b) any MINOR diversion of the Products out of the Territory by any third party, of which LICENSEE becomes aware. LICENSEE shall not be obligated to expend more than US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for the Initial Term, and US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for any Renewal Term, for actions taken to stop the MINOR infringements and diversions described in subsections (a) and (b) above. This limitation will not affect or limit LICENSEE's obligation to reimburse GUESS for costs incurred in cases where GUESS takes action, as described below. In all such actions, LICENSEE shall use attorneys and investigators approved by GUESS. LICENSEE shall indemnify GUESS against all losses, damages, attorneys' fees, judgments or other costs or expenses incurred or suffered by GUESS as a result of negligent or unlawful actions taken by LICENSEE. LICENSEE shall notify GUESS immediately by telephone and facsimile of any and all SUBSTANTIAL cases of infringement, counterfeiting or misuse of the Trademarks or IP Rights and SUBSTANTIAL cases of diversion of the Products. In all cases, GUESS shall have the right, but not the obligation, to participate with LICENSEE in any action to stop such activities, or to take complete control over such action. In any case where GUESS takes action to stop such activities, GUESS may charge LICENSEE up to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of all costs reasonably incurred relating to such actions, provided that such charges to LICENSEE will not exceed the lower of (i) in any one Contract Year, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of Minimum Net Sales for such Contract Year, and (ii) $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION aggregate over the Initial Term. Any monetary recovery obtained in actions taken at LICENSEE's sole expense shall be for the account of LICENSEE. Any monetary recovery obtained in actions taken at the sole expense of GUESS shall be for the account of GUESS. Any monetary recovery obtained in actions where expenses have been shared by both parties shall be shared PRO RATA in accordance with each party's expenses.

          11.6 REPORT TO GUESS. Within thirty (30) days after the end of each month during the term of this Agreement, LICENSEE shall submit a report to GUESS summarizing all discovered cases of misuse or diversion with respect to the Trademarks, the IP Rights and the Products or indicating that no such misuses have been discovered, and summarizing the activities undertaken by LICENSEE to discover misuses of the Trademarks or IP Rights, and diversion of Products. The report shall also summarize the steps taken by LICENSEE, if any, to stop any such misuse or diversion.

          11.7 COMPLIANCE WITH RULES OF GUESS. GUESS may promulgate, from time to time, rules and amendments thereto, relating to use of the Trademarks and the IP Rights, and LICENSEE shall comply with all such rules and amendments. Such rules and amendments shall be effective upon receipt thereof by LICENSEE. GUESS shall attempt to use reasonable efforts to ensure that such rules and amendments, when issued, do not have a material negative impact on those Products already produced by LICENSEE.

     12.  TRADE SECRETS AND CONFIDENTIALITY

          A confidential relationship is created by this Agreement. Except in connection with their respective rights and obligations under this Agreement, GUESS, LICENSEE and their respective affiliates, employees, attorneys and accountants shall keep confidential and not take or use for its or their own purpose Trade Secrets of the other or the terms of this Agreement, unless with the prior written consent of the other party hereto, or as may be required by law, or in connection with regulatory or administrative proceedings and only then with reasonable advance notice of such disclosure to the other party hereto. In the course of arbitration or litigation, LICENSEE shall not have any right of access to GUESS's Trade Secrets and LICENSEE waives any right to see such Trade Secrets.

     13.  PAYMENTS, REPORTS AND REQUIRED CAPITAL

          13.1 ADVANCE. In consideration for the rights granted by GUESS hereunder, LICENSEE shall pay to GUESS upon execution of this Agreement the non-refundable amount of US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (which is equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of the Royalty Minimum for the first Contract Year) which shall be applied as a credit against the Royalty Minimum for the first Contract Year.

          13.2 LETTER OF CREDIT. LICENSEE must ensure the payment of the balance of the Royalty Minimum for the first Contract Year with an irrevocable standby letter of credit naming GUESS as the sole beneficiary and containing such terms and conditions approved by GUESS. The letter of credit must be established before GUESS executes this Agreement. An irrevocable standby letter of credit shall secure the Royalty Minimum for the second Contract Year. If thirty (30) days prior to the expiration of the first Contract Year, a letter of credit is not provided to GUESS to secure the Royalty Minimum for the second Contract Year, GUESS may cause the existing letter of credit to be paid to it in full, without waiving its right to terminate this Agreement. All letters of credit shall be issued and confirmed by banks in Los Angeles, California suitable to GUESS. LICENSEE shall pay all fees related to the establishment of all letters of credit. GUESS may draw down on any letter of credit if GUESS does not receive ANY sum due from LICENSEE within ten (10) days of when it is due, and in such case LICENSEE shall restore the full amount of the credit obligation within ten (10) days after the draw down.

          13.3 ROYALTY BASIS. The Trademark Royalty shall be calculated on the basis of the Distributor Listed Wholesale Prices for the Products with respect to sales made to distributors, and on the basis of the Retailer Listed Wholesale Prices for the Products with respect to sales made to retailers, regardless of whether LICENSEE sells Products in arms' length transactions or in transactions with any of its affiliates or itself. All related party sales shall be stated separately for the relevant period on the STATEMENT OF ROYALTIES FORM
(Exhibit 1). A Product shall be considered "sold" upon the date when such Product is invoiced, shipped or paid for, whichever event occurs first. Sales of all Products are subject to payment of the Trademark Royalty. Sales of products embodying an IP Right, whether bearing the Trademarks or not, are also subject to payments at the same royalty rate. All sales of Products by LICENSEE shall be documented by invoices numbered sequentially from the first sale under this Agreement to the last.

          13.4 DEDUCTIONS/RETURNS/CLOSEOUTS. Only the following deductions from Gross Sales will be permitted for each Contract Year for the purpose of calculating Net Sales (and for the purpose of calculating the amount of allowable deductions from Gross Sales, Gross Sales of Closeouts and Exempt Products shall be excluded):

               (a) Allowances shall not exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of the Gross Sales of the Products sold;

               (b) Trade Discounts (excluding the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) Trade Discount granted to GUESS pursuant to Section 7.3) shall not exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of the Gross Sales of the Products sold;

               (c) Returned units of Products (not including Exempt Products or Closeouts) shall not exceed the following percentages of total Product units sold (not including units of Closeouts or Exempt

                    Products): (i) first Contract Year (May 1, 1996 - December 31, 1997)-CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%;
                    (ii) second Contract Year (January 1, 1998 - December 31,
                    1998)-CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%; and (iii) third Contract Year (January 1, 1999 - December 31, 1999) and thereafter for the remainder of this Agreement - CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%;

               (d) Closeouts shall not exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of total Product units sold (not including units of Closeouts or Exempt Products); and

               (e) Amounts actually credited to a customer for the actual return of an Exempt Product to LICENSEE will be deducted in full.

Without limitation to any other rights that GUESS may have under this Agreement, if (i) Allowances exceed the permitted percentage described in subsection (a) above for a Contract Year, or (ii) Trade Discounts exceed the permitted percentage described in subsection (b) above for a Contract Year; GUESS shall have the right in each case to adjust LICENSEE's Net Sales requirement upward by the amount of the overage.

Without limitation to any other rights that GUESS may have under this Agreement, if returned units of Products (not including Exempt Products) exceed the permitted percentage for the applicable Contract Year, GUESS shall have the right to adjust LICENSEE's Net Sales requirement upward by the amount that is the product of (i) the average price of the returned Products during the Contract Year, multiplied by (ii) the number of units in excess of the maximum percentage of returned Products permitted.

Without limitation to any other rights that GUESS may have under this Agreement, if Closeouts exceed the permitted percentage for a Contract Year, GUESS shall have the right to adjust LICENSEE's Net Sales requirement upward by the amount that is the product of (i) the average discount given on Closeouts during the Contract Year, multiplied by (ii) the number of units in excess of the maximum percentage of Closeouts permitted.

Notwithstanding anything contained herein, no deductions whatsoever will be permitted for reserves of any kind, including reserves for bad debts, nor for any actual write-offs of bad debts.

          13.5 TRADEMARK ROYALTY AND ROYALTY MINIMUM PAYMENTS. LICENSEE shall pay to GUESS quarterly during the Initial Term and any Renewal Term of this Agreement the Trademark Royalty, as follows: the payment for January, February and March of each year shall be due MAY 1; the payment for April, May and June shall be due AUGUST 1; the payment for July, August and September shall be due NOVEMBER 1; and the payment for October, November and December shall be due FEBRUARY 1. Within thirty (30) days after the end of each Contract Year, LICENSEE shall pay GUESS the amount, if any, by which the Royalty Minimum (as specified in Exhibit H attached hereto) for such Contract Year exceeds the Trademark Royalty due for such Contract Year. LICENSEE will not be relieved of paying the Trademark Royalty by virtue of having met the Royalty Minimum, if LICENSEE's Net Sales yield Trademark Royalty obligations in excess of the Royalty Minimum. The obligation of LICENSEE to pay the Trademark Royalty or the Royalty Minimum, as the case may be, is absolute, notwithstanding any claim that LICENSEE may assert against GUESS. LICENSEE shall not have the right to set-off, compensate or make any deduction from payments of the Trademark Royalty or the Royalty Minimum for any reason whatsoever.

          13.6 REMITTANCE OF PAYMENT/WITHHOLDING. Unless otherwise requested by GUESS, all payments shall be made in U.S. dollars by wire transfer to the account of Guess?, Inc., Account No. 0492-13946, at Sanwa Bank California (ABA No. 122003516), 601 South Figueroa Street, Los Angeles, California 90017, or to such other account as GUESS may designate in writing to LICENSEE from time to time, net of bank wire or other charges. If any amount payable to GUESS is subject to any tax, charge or duty in the Territory (excluding any income tax imposed by the State of California or the United States and payable by GUESS), LICENSEE shall furnish to GUESS official proof of such payment. If GUESS does not receive full and complete U.S. tax credit for any such tax, charge or duty, then the amount payable by LICENSEE shall be increased to provide to GUESS such amount as would be payable to GUESS in the absence of any such tax, charge, duty or impost.

          13.7 QUARTERLY REPORTS. Not later than thirty (30) days after the end of each Quarter, LICENSEE shall send to GUESS by overnight courier service or personal delivery reports that contain all of the information required by the STATEMENT OF ROYALTIES FORM (Exhibit 1) as modified by GUESS from time to time. The reports shall also include:

               (a) the quantity of Products sold to each customer during the Quarter;

               (b) the total amount of Product units sold during such Quarter which constitute Closeouts;

               (c) the total amount of Exempt Product units shipped and returned during such Quarter;

               (d) any other information relating to the Products that may be reasonably requested by GUESS, including the information referred to in Section 6.2 above; and

               (e) a separate STATEMENT OF ROYALTIES FORM applicable to Closeouts only.

All information for the STATEMENT OF ROYALTIES FORM shall be separately stated for each country in the Territory (and outside the Territory to which LICENSEE sells Products pursuant to the Non-Exclusive Right granted under Section 7.4), and for each distributor, independent contractor and retail store, wherever located.

          13.8 MONTHLY SALES REPORT. Not later than thirty (30) days after the end of each of the first two (2) months of each Quarter, LICENSEE shall send to GUESS by facsimile a report that shall contain all of the information required by the MONTHLY SALES REPORT FORM (Exhibit K) as modified by GUESS from time to time.

          13.9 INVOICES. Upon the request of GUESS, LICENSEE shall submit to GUESS, its agents and/or representatives, copies of invoices, credit memoranda, line sheets and customer lists related to the sale of Products. All Trade Discounts (other than confidential corporate rebates, which must be disclosed to GUESS at the time such rebates are granted) must appear on the face of each invoice and each such Discount must be itemized as a percentage reduction in the list price.

          13.10 RIGHT TO REVIEW. Receipt or acceptance by GUESS of any statement furnished, or of any sums paid by LICENSEE, shall not preclude GUESS from questioning the completeness or accuracy of such statement or payment at any time within four (4) years after the date of such statement or payment.

          13.11 LATE PAYMENT. If any payment of the Royalty Minimum, the Trademark Royalty or any other amounts due from LICENSEE hereunder are delayed for any reason, interest shall accrue on the unpaid principal amount from and after the date on which the same became due at the highest rate permitted by law in the State of California.

          13.12 FOREIGN CURRENCY CONVERSION. Net Sales made in a foreign currency shall be listed showing the foreign currency and the conversion to U.S. Dollars using the exchange rate for the fifteenth (15th) day of the relevant month (or the next business day if such day falls on a weekend or a holiday) as set forth in the U.S. edition of THE WALL STREET JOURNAL.

          13.13 REQUIRED CAPITAL. In order to develop and grow its business, LICENSEE shall invest or make available for investment pursuant to lines of credit available to LICENSEE at least US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in capital ("Required Capital"). For these purposes, "Capital" is defined as loans or other funding to LICENSEE, cash invested or personal loans obtained by LICENSEE's shareholders for the sole purpose of financing the operation of LICENSEE's business. A minimum of US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in cash, consisting of cash capital and/or the proceeds of shareholder loans, must be invested in LICENSEE in installments as follows: $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION as of March 31, 1996; an additional $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION as of June 30, 1996; and an additional $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION as of April 30, 1997. Such amounts cannot be withdrawn or repaid, as the case may be, until December 31, 1998. If reasonably required in order for LICENSEE to meet the Minimum Net Sales and Royalty Minimums hereunder, GUESS may require that the additional $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION be invested in LICENSEE. LICENSEE shall make such investment within thirty (30) days of notice from GUESS. If the investment is not made within such period, GUESS may immediately terminate this Agreement without any right to cure. LICENSEE shall present GUESS with such documentation and statements that GUESS may require in order to evidence, to GUESS's satisfaction, the existence of the Required Capital and the requisite minimum cash investment (and any required additions thereto), by the dates described above.

     14.  ACCOUNTING AND SYSTEMS

          14.1 DUTY TO KEEP ACCOUNTS. LICENSEE shall at all times keep and maintain an accurate account of all operations within the scope of this Agreement for a period of at least four (4) years after the date of such information, including, without limitation, separate and appropriate books of account and records sufficient to reconcile the number of Product units manufactured with the number of Product units sold. LICENSEE shall establish a separate income statement and separate books of account to track the sales of the Products.

          14.2 FINANCIAL STATEMENTS AND INVENTORY RECONCILIATION.

               (a) LICENSEE shall provide GUESS with annual reviewed financial statements of LICENSEE, within sixty (60) days after the end of each of its fiscal years, and if requested by GUESS, internal six (6) month interim statements within twenty (20) days of GUESS's request. Within thirty (30) days after the end of each Contract Year LICENSEE shall also provide to GUESS a composite royalty statement showing the aggregate Gross Sales, Trade Discounts, Returns, Exempt Product returns, Allowances and Closeouts, and any other deduction taken pursuant to Section 13.4 above to arrive at the Net Sales price of all Products sold by LICENSEE. The composite annual statement shall be certified by the chief financial officer of LICENSEE.

               (b) LICENSEE shall provide GUESS with an annual inventory reconciliation, within ninety (90) days after the end of each of its fiscal years. Such reconciliation shall (i) be certified by a certified public accountant, (ii) confirm actual reconciliation of the inventory to LICENSEE's general ledger and (iii) include computer reports summarizing inventory by style.

          14.3 RIGHT OF INSPECTION BY GUESS. At all times during this Agreement, and for a period of one hundred and twenty (120) days after termination or expiration of the Agreement, the internal control report (if any) and the books of account of LICENSEE with respect to the sales of Products shall be available for inspection, copying and audit by GUESS, its agent or representative during normal business hours, upon not less than seventy-two (72) hours advance notice, and shall be made by GUESS at its own expense, except as provided below. If the audit reveals that LICENSEE's reporting and record keeping are not in accordance with GUESS's requirements or that there is an error in favor of LICENSEE in excess of the lesser of US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of royalties with respect to any Quarter or Contract Year in computing such royalties, all costs and expenses incurred by GUESS in connection with such inspection and audit shall be borne by LICENSEE. The internal control report means the report prepared by LICENSEE's auditors upon their completion of an audit, addressing the auditors' findings and recommendations.

          14.4 FAILURE TO MAINTAIN RECORDS. LICENSEE acknowledges that its failure to maintain the books of accounts and records required hereunder in a manner which fairly presents the financial operations of LICENSEE, will constitute a material breach of its obligations and will cause substantial damage to GUESS. GUESS may, therefore, in addition to exercising any other rights hereunder, charge LICENSEE a fee of the greater of (a) US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, or (b) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of the Trademark Royalty for the applicable Contract Year; upon LICENSEE's breach of its obligations under this Section 14. LICENSEE shall pay such fee within five
(5) days of demand by GUESS. GUESS may also charge such fee against the letter of credit described in Section 13.2.

          14.5 SYSTEMS. LICENSEE will obtain and maintain such accounting, information, communication and operating systems and capabilities as GUESS may reasonably require from time to time and which are appropriate for LICENSEE's business. GUESS's current requirements are described on the SYSTEMS REQUIREMENTS LIST (Exhibit N), which is subject to change in GUESS's sole discretion upon notice to LICENSEE.

     15.  FORCE MAJEURE

          Neither GUESS nor LICENSEE shall be held responsible for any loss, damage or delay suffered by the other party owing to any cause that is beyond the reasonable control of the defaulting party and cannot be attributed to negligence or willful nonperformance of its obligation. Such causes include, but are not limited to, wars, embargoes, riots, civil disturbances, fires, storms, floods, typhoons, earthquakes and other natural calamities, strikes and labor disputes, government acts and restrictions, and other causes that cannot be overcome or prevented by due diligence. Either party wishing to invoke this Section shall give notice to the other party stating the relevant cause. The defaulting party shall promptly resume performance of its obligations the moment such cause or causes cease to operate; provided, however, that if the condition continues with respect to LICENSEE for a period of more than Sixty (60) days, GUESS shall have the right to terminate this Agreement.

     16.  BREACH AND TERMINATION

          16.1 REMEDIES FOR BREACH. In addition to any other rights or remedies that GUESS may have (including without limitation, any right to immediately terminate this Agreement), upon the occurrence of any event described in Sections 16.4 or 16.5, or upon LICENSEE's breach of any material provision of this Agreement which breach is not cured within any applicable cure period therefor, GUESS may immediately take any, or all of the following actions:

               (a) revise the products (including deleting one or more products) which constitute Products hereunder;

               (b) revise the area (including deleting one or more countries) which comprises the Territory hereunder; and

               (c) revise the right to use the Trademarks and the IP Rights from an exclusive to a non-exclusive basis.

          16.2 OTHER RIGHTS UNAFFECTED BY TERMINATION. It is understood and agreed that termination of this Agreement by GUESS on any ground shall be without prejudice to any other rights or remedies that GUESS may have.

          16.3 TERMINATION OPTION FOR BREACH/CURE POSSIBLE.

               (a) Except as otherwise provided in this Agreement, if LICENSEE breaches any of its obligations under this Agreement, GUESS may terminate this Agreement by giving a notice of breach to LICENSEE. In the case of a breach involving a failure by LICENSEE to make any payment required or contemplated hereunder or relating to the Products or this Agreement (including payments owed to GUESS and any agent or licensee of GUESS), termination will become effective automatically unless LICENSEE completely cures the breach within ten (10) days after the giving of the notice. In the case of any other breach (and except as otherwise provided herein), termination will become effective automatically unless LICENSEE takes actual and substantial steps in good faith to diligently commence to cure such breach (and presents GUESS with evidence of such actions) within ten (10) days after the giving of the notice, and actually completely cures the breach within twenty (20) days after the giving of the notice of breach. Pending cure of any breach described in this subsection (a), LICENSEE shall ship no Products for sale without the prior written consent of GUESS; if LICENSEE does ship any Products without the prior written consent of GUESS, it shall forfeit its right to cure and its rights under this Agreement shall be terminated automatically. To fully cure any breach described herein, LICENSEE must also reimburse GUESS for its reasonable attorneys' fees incurred in investigating and analyzing the breach and issuing the notice of breach and any other communication in connection herewith. Upon the giving of a notice of breach of any material provision of this Agreement for the third time during the Term of the Agreement, for any reason, LICENSEE shall no longer have the right to cure any violation, and termination shall be effective upon the giving of said third notice.

               (b) GUESS may also terminate this Agreement by giving a notice of breach to LICENSEE if any of the following events occur:

                    (i) returned Products (not including Exempt Products) exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of total Product units sold in any Contract Year, PROVIDED HOWEVER, that LICENSEE may request in writing at least sixty (60) days prior to the end of such Contract Year that GUESS approve such excess returned Products; whereby GUESS may in its sole and absolute discretion approve or disapprove same;

                    (ii) the combined total of Trade Discounts (excluding the
                         ten percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) Trade Discount granted to GUESS pursuant to Section 7.3) and Allowances exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES

                         AND EXCHANGE COMMISSION%) of Gross Sales of Products for any Contract Year; or

                   (iii) Closeouts exceed CONFIDENTIAL INFORMATION OMITTED AND
                         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of total Product units sold for any Contract Year.

               Termination under this subsection (b) will become effective automatically, as of the end of the next Contract Year, if the same breach occurs during such next Contract Year.

          16.4 TERMINATION OPTION/NO CURE POSSIBLE/CHANGE OF OWNERSHIP. The parties mutually acknowledge that this Agreement is being entered into based upon GUESS's evaluation of and reliance upon the current ownership, management and control of LICENSEE. Exhibit M is a list of the current owners (who, together with any family trust, or other corporation, limited liability company or partnership in which ONLY Mark Dyne and Colin Dyne together at all times hold in excess of fifty percent (50%) of the outstanding voting securities, in the case of a corporation, or in excess of fifty percent (50%) of the outstanding voting power or beneficial interest in the case of other entities, are referred to as the "Current Owners") and two key executives (the "Key Executives") of LICENSEE. On the basis of the information provided by LICENSEE to GUESS, GUESS has determined that current management of LICENSEE has the technical, marketing and sales expertise, business reputation and sensitivity to GUESS's unique image and to the goodwill represented by the Trademarks, all of which are necessary to carry out the purposes of this Agreement. Therefore, the written consent of GUESS shall be required prior to the consummation by LICENSEE of any "Control Change Transaction" (as defined below); and consolidations, sales and mergers which do not constitute Control Change Transactions are hereby permitted, PROVIDED that LICENSEE gives GUESS prior written notice of such transactions. For purposes of this Agreement, a "Control Change Transaction" means any consolidation, sale or merger if the Current Owners do not, subsequent to the consolidation, sale or merger, directly or indirectly retain the power to vote or direct the voting of more than fifty percent (50%) of the outstanding voting securities of LICENSEE. Further, if (i) Colin Dyne leaves the employment of LICENSEE or otherwise fails to devote the vast majority of his time and efforts to the daily management of LICENSEE's business, or if Mark Dyne ceases to exert, on a regular basis, actual and bona fide management control and oversight over LICENSEE's business, in each case for any reason other than death or total disability; or (ii) both Key Executives listed in Exhibit M die or become totally disabled; then in any such case GUESS shall have the right to terminate this Agreement immediately WITHOUT ANY RIGHT TO CURE. If only one of the Key Executives listed in Exhibit M dies or becomes totally disabled, GUESS will not have the right to terminate this Agreement on the grounds of such death or disability, PROVIDED, that in the case of Mark Dyne's death or total disability, Colin Dyne continues to devote the vast majority of his time and efforts to the daily management of LICENSEE's business for the remainder of the Initial Term and any Renewal Term; or in the case of Colin Dyne's death or total disability, Mark Dyne continues to exert, on a regular basis, actual and bona fide management control and oversight over LICENSEE's business for the remainder of the Initial Term and any Renewal Term; and PROVIDED FURTHER, that LICENSEE is otherwise not in breach, and does not become in breach, of this Agreement. Upon GUESS's request, Mark Dyne shall present proof of his actual and bona fide involvement, on a regular basis, in the management control and oversight of LICENSEE's business.

          16.5 TERMINATION OPTION/NO CURE POSSIBLE/ADDITIONAL CAUSES. GUESS may terminate this Agreement immediately WITHOUT ANY RIGHT TO CURE if any of the following events occur:

               (a) LICENSEE fails to establish the letter of credit as required under Section 13.2;

               (b) Except as permitted in Section 16.4, LICENSEE merges or consolidates with or into any other corporation or other entity, or directly or indirectly sells or otherwise transfers, sells or disposes of all or a substantial portion of its business or assets (except for a sale of Products in the ordinary course of its business);

               (c) the Net Sales for any Contract Year do not meet or exceed the Minimum Net Sales required for such Contract Year as stated in Exhibit J;

               (d) LICENSEE intentionally reports incorrect or false manufacturing, sales or financial information and reports or statements related to this Agreement;

               (e) LICENSEE is declared bankrupt or is dissolved either compulsorily or voluntarily, or a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for bankruptcy, dissolution, composition, concordance, reorganization or winding-up of LICENSEE, or if LICENSEE convenes a meeting for the purpose of making, or proposes or enters into, any arrangement or composition for the benefit of its creditors, or if an encumbrancer takes possession of, or a receiver or other similar officer is appointed for, the whole or any part of the assets or undertakings of LICENSEE, or if LICENSEE stops payment to its creditors generally, or ceases or threatens to cease to carry on its business or any substantial part thereof, or becomes insolvent or unable to pay or discharge its liabilities in the ordinary course of business, or if LICENSEE assigns the whole or any substantial part of its assets or undertakings for the benefit of creditors;

               (f) a manufacturing subcontractor retained by LICENSEE manufactures or sells Products without the express authorization of GUESS and LICENSEE permitted such manufacture or sale, or knew about (and failed to prevent), or should have known about, such manufacture or sale;

               (g) any other agreement between GUESS and LICENSEE relating to the Products expires or is terminated due to breach and following any applicable cure period; or

               (h) LICENSEE fails to invest and retain at least US$CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION cash in its business in the installment amounts and by the dates described in Section 13.13.

          16.6 NO ASSIGNEE. No assignee for the benefit of creditors, receiver, liquidator, sequestrator, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of LICENSEE's assets or business shall have any right to continue the performance or rights of LICENSEE under this Agreement.

     17.  OBLIGATIONS AT TERMINATION OR EXPIRATION

          17.1 SIGNS AND PROMOTIONAL MATERIALS. Within seven (7) days after the expiration or termination of this Agreement for any reason, LICENSEE shall remove and deliver to GUESS, and cause its retailers and distributors to so remove and deliver to GUESS, all exterior and interior signs and displays which bear the Trademarks or the IP Rights as well as all other promotional materials, including brochures, tags, business cards and letterhead, bearing the Trademarks or the IP Rights.

          17.2 DIRECTORIES AND LISTINGS. Within seven (7) days after the expiration or termination of this Agreement for any reason, LICENSEE shall notify in writing all telephone companies, business directories, chambers of commerce and appropriate governmental agencies of the expiration or termination of this Agreement to terminate their listings under any of the Trademarks and shall provide GUESS with copies of such notices.

          17.3 SUBCONTRACTORS. If LICENSEE has retained manufacturing subcontractors hereunder, LICENSEE shall be responsible for their compliance of any and all obligations under this Agreement that are applicable to such subcontractors.

          17.4 INVENTORY; RIGHT TO PURCHASE. Not later than forty-five (45) days prior to the expiration of this Agreement or within seven (7) days after the termination of LICENSEE's rights under this Agreement, LICENSEE shall furnish to GUESS a certificate listing its inventory of Products on hand (which shall include, without limitation, all materials and packaging for the manufacture and marketing of Products) and work in progress together with the location thereof. GUESS shall have the right to conduct a physical inventory of such Products and work in progress. GUESS shall have the option (but not the obligation) to purchase from LICENSEE all or any part of its respective inventory of Products on hand (which shall include without limitation, all materials and packaging for the manufacture and marketing of Products) upon the following terms:

               (a) GUESS shall notify LICENSEE of its intention, if any, to exercise this option within thirty (30) days after GUESS's receipt of such certificate and shall specify which of the Products are to be purchased;

               (b) the price for Products shall be no greater than LICENSEE's actual manufacturing cost;

               (c) LICENSEE shall deliver Products purchased by GUESS within fifteen (15) days after receipt of the notice of GUESS's intention to purchase the inventory; and

               (d) payment shall be due upon delivery; provided, however, that GUESS may deduct from the purchase price for such Products any amounts owed it by LICENSEE.

          17.5 REMAINING PRODUCTS. Products not sold by LICENSEE in accordance with this Section 17.5 shall be destroyed or may be sold only after the Trademarks and features embodying IP Rights have been removed therefrom (which removal may be inspected by GUESS, its agents and/or representatives) prior to sale, unless the parties agree otherwise in writing.

               (a) IF AGREEMENT EXPIRED. In the event this Agreement has expired in accordance with its terms, as to any Products on hand (which shall include, without limitation, all materials and packaging for the manufacture and marketing of Products) not purchased by GUESS, LICENSEE may sell such Products on a non-exclusive basis in accordance with this Agreement; provided, however, LICENSEE shall have only six (6) months after the date of expiration to sell and ship such Products.

               (b) IF AGREEMENT TERMINATED. If the rights granted to LICENSEE under this Agreement have been terminated, as to any Products on hand (which shall include, without limitation, all materials and packaging for the manufacture and marketing of Products) not purchased by GUESS, LICENSEE may sell such Products on a non-exclusive basis in accordance with this Agreement; provided, however, LICENSEE shall have only ninety (90) days after the date of termination to sell and ship such Products.

          17.6 LICENSEE'S OBLIGATION REGARDING SALE OF PRODUCTS.

               In the event that LICENSEE sells any Products in accordance with this Section, LICENSEE shall:

               (a) send to GUESS by facsimile the information required on the MONTHLY SALES REPORT attached hereto as Exhibit K, within thirty (30) days after the end of each month during the selling period permitted under Section 17.5, except the last month thereof;

               (b) send by overnight air courier service the information required on the STATEMENT OF ROYALTIES attached hereto as
                    Exhibit I, within thirty (30) days after the end of such permitted selling period, with respect to all sales of Products by LICENSEE during the relevant periods; and

               (c) pay to GUESS, within thirty (30) days after the expiration of such permitted selling period, the appropriate amount of Trademark Royalty due with respect to sales of Products by LICENSEE during such period.

     18.  EFFECT OF TERMINATION OR EXPIRATION

          18.1 TERMINATION OF RIGHTS.  Except as specifically provided in
Section 17 above, upon the termination of the rights granted hereunder to LICENSEE under this Agreement or upon the expiration of this Agreement, all rights of LICENSEE to use the Trademarks and the IP Rights, intending, without limitation, rights to manufacture, distribute, offer to sell, sell and advertise Products, shall terminate or, as appropriate, be assigned to GUESS. LICENSEE shall execute any instruments requested by GUESS which are necessary or desirable to accomplish or confirm the foregoing. Any such assignment, transfer or conveyance shall be without consideration other than the mutual covenants contained in this Agreement. GUESS may thereafter license the right to use the Trademarks and/or the IP Rights in connection with the manufacture, wholesale, offer for sale at wholesale, distribution and advertising of the Products in the Territory without any restriction or obligation to LICENSEE.

          18.2 NO USE OF TRADEMARKS AND IP RIGHTS. Except as permitted by GUESS, after the termination of the rights granted to LICENSEE or upon the expiration of this Agreement, LICENSEE shall refrain from further use of the Trademarks and the IP Rights or any other trademark, trade name or other industrial or intellectual property that is:

               (a)  confusingly similar to the Trademarks;

               (b)  substantially similar to the IP Rights; or

               (c) associated with, or suggests an association with, the Trademarks and the IP Rights in any way.

          18.3 NO LIABILITY. Under no circumstances shall LICENSEE be entitled, directly or indirectly, to any form of compensation or indemnity from GUESS, or its affiliates, licensees or distributors, as a consequence of the expiration or termination of this Agreement, whether as a result of the passage of time, or as the result of any other cause of termination referenced in this Agreement. LICENSEE waives any claim that it has or that it may have in the future against GUESS or its affiliates, licensees or distributors arising from any alleged goodwill created by LICENSEE with respect to the Products or from its alleged creation or the increase of a market for the Products in the Territory. In particular, nothing herein shall be interpreted as making LICENSEE the commercial agent of GUESS; it being understood and agreed by the parties that:

               (a) all promotional efforts by LICENSEE are under the strict direction and control of GUESS; and

               (b) LICENSEE's rights under this Agreement may be terminated at any time it breaches the terms hereof or upon expiration of the Initial Term (if LICENSEE is not then entitled to renew this Agreement pursuant to Section 2.2) or any Renewal Term hereof, and that in such event LICENSEE is not entitled to compensation, indemnification, or other form of payment from GUESS.


     19.  INDEMNIFICATION, REPRESENTATIONS AND WARRANTIES

          19.1 INDEMNIFICATION. LICENSEE shall indemnify, protect, hold harmless and defend GUESS, its officers, directors, affiliates, agents and employees from and against any and all claims, suits, losses, liabilities, expenses and damages, including costs of suit and attorneys' fees arising out of or in any way connected with the manufacture, sale, or advertisement of any Product by LICENSEE; the claim of any broker, finder or agent in connection with the making of this Agreement or any transactions contemplated by this Agreement; the claim of any landlord that termination or expiration of this Agreement caused it damage; the breach of this Agreement; or the inaccuracy of any representation or warranty made by LICENSEE herein. Compliance by LICENSEE with the insurance provisions of this Agreement shall not relieve LICENSEE of its duty to indemnify and defend GUESS under this Section. The duty to indemnify and defend survives the termination or expiration of this Agreement.

          19.2 DEFENSE COUNSEL. LICENSEE shall defend GUESS, with counsel acceptable to GUESS, with respect to each and every claim for which GUESS is indemnified by LICENSEE under this Agreement. LICENSEE shall pay for the services of such counsel upon counsel's presentation of reasonable legal bills or requests for retainer.

          19.3 AUTHORITY. Each of the parties represents and warrants that it has the full right, power and authority to enter into this Agreement and to perform all of its respective obligations, that it is under no legal impediment which would prevent its entering into and performing fully its obligations under this Agreement, and that it is financially capable of performing such obligations.

          19.4 COMPLIANCE WITH LAWS. LICENSEE shall take all actions required by any local, provincial, national, state or regional agency, government or commission to carry out the purposes of the rights licensed hereunder in compliance with applicable law. LICENSEE shall immediately provide GUESS with copies of any communication to or from any such agency, government or commission that relates to or affects this Agreement or the Trademarks or the IP Rights. Without limitation to the foregoing, LICENSEE shall not engage in any unfair or illegal trade practices or commit any acts or engage in any transactions that would reflect adversely upon the goodwill associated with GUESS, the Trademarks, the IP Rights, or the Products.

          19.5 LICENSEE REPRESENTATIONS AND WARRANTIES. LICENSEE represents and warrants to GUESS that:

               (a) LICENSEE is a corporation duly incorporated, validly existing and in good standing under the laws of California;

               (b) the financial statements previously furnished to GUESS by LICENSEE are complete and correct in all material respects and represent accurately the financial position of LICENSEE at the time this Agreement is executed;

               (c) no event has occurred that would have a material impact on the business, operations or condition (financial or otherwise) of LICENSEE;

               (d) LICENSEE has the ability and capacity to perform its obligations hereunder or to cause such obligations to be performed; and

               (e) any designs submitted by LICENSEE to GUESS, for approval are original and do not infringe the rights of any other person.

Upon request, LICENSEE shall provide GUESS with a written certification that all such representations and warranties remain true and accurate as of the date of such certification.

          19.6 GUESS WARRANTY AND REPRESENTATION. GUESS represents and warrants to LICENSEE that (i) the trademark information set forth in Exhibit A is true and correct, (ii) GUESS owns the trademarks which are shown as registered on Exhibit A, and (iii) GUESS has full corporate power and authority to enter into this Agreement. Except as expressly set forth above, GUESS makes no representation or warranty, either express or implied, as to any matter whatsoever, including, without limitation, the design, merchantability, durability, suitability of any product or other item or the fitness of any product or other item for a particular purpose.

          19.7 NO PUNITIVE DAMAGES. Notwithstanding anything contained herein, in no event shall either party be liable to the other for punitive damages.

     20.  APPROVAL PROCEDURES

               The approval of GUESS or the exercise of its discretion as to any request or proposal made by LICENSEE under any section of this Agreement shall be at the absolute and sole subjective discretion of GUESS. A submission for approval shall be deemed DISAPPROVED unless GUESS delivers a notice of approval within twenty (20) business days. GUESS has no obligation to approve, review or consider any item that does not strictly comply with the required submission procedures. GUESS shall designate the procedure that was not followed. Approval by GUESS shall not be construed as a determination that the approved matter complies with all applicable regulations and laws.

     21.  ARBITRATION

          21.1 PARTIES' CONSENT TO ARBITRATION. Except as otherwise provided in this Agreement, GUESS and LICENSEE consent and submit to the exclusive jurisdiction and venue of the Stare of California, for the adjudication of any dispute between GUESS and LICENSEE pertaining to this Agreement or the alleged breach of any provision hereof. Except as provided in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by binding arbitration heard by three (3) arbitrators, in accordance with the Commercial Arbitration Rules ("Rules") of the American Arbitration Association. The arbitrators shall be appointed in accordance with the Rules. The parties hereto agree that the venue of such arbitration shall be the City of Los Angeles, Los Angeles County, California.

          21.2 POWERS. The arbitrators shall be bound by the terms and conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and their failure to observe this limitation shall constitute grounds for vacating their award. Except as otherwise provided in this Agreement, the arbitrators shall apply the law specified in Section 22 below. Any award of the arbitrators shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California, or any court of competent jurisdiction within the Territory. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable, and attorneys' fees and other arbitration costs, including, without limitation, costs associated with expert witnesses.

          21.3 PROVISIONAL REMEDIES. All provisional remedies shall be the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration. LICENSEE acknowledges and admits that the Trademarks and the IP Rights possess a special, unique and extraordinary character, which makes difficult the assessment of monetary damages that GUESS might sustain by any use which is inconsistent with this Agreement, and that irreparable injury would be caused to GUESS by any use of the Trademarks and/or IP Rights that is inconsistent with this Agreement, such that injunctive and similar relief would be appropriate. Accordingly, without prejudice to any other right and/or remedy GUESS may have under this Agreement or the law, if, after notice by GUESS, LICENSEE fails to take any action that LICENSEE is obligated to take under this Agreement, pertaining to the protection of the Trademarks and the IP Rights, then GUESS shall be entitled to an award of injunctive relief and/or specific performance to compel such action.

          21.4 ENTITLEMENT TO COSTS. If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, investigative costs, reasonable accounting fees and charges for experts. The "prevailing party" shall be the party who obtains a provisional remedy such as a preliminary injunction or who is entitled to recover its reasonable costs of suit, whether or not the suit proceeds to final judgment; if there is no court action, the prevailing party shall be the party who wins any dispute. A party need not be awarded money damages or all relief sought in order to be considered the "prevailing party" by the arbitrator(s) or a court.

     22.  GOVERNING LAW

          All questions concerning this Agreement, the rights and obligations of the parties, enforcement and validity, effect, interpretation and construction which are governed by state law shall be determined under the laws of the State of California. United States federal law shall apply to all other issues; however, if a provisional remedy is sought, the low of the place where such remedy is sought shall apply.

     23.  RELATIONSHIP OF PARTIES

          This Agreement shall not be construed to place the parties in the relationship of legal representatives, partners, joint venturers or agents of or with each other. Under this Agreement, LICENSEE is an independent contractor and shall be solely responsible for the payment of all income tax withholding, payroll taxes, contributions and other obligations relating to LICENSEE's employment and compensation of its employees and consultants. No party shall have any power to obligate or bind any other party in any manner whatsoever, except as specifically provided herein.

     24.  ASSIGNABILITY

          This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. GUESS may freely assign all of its rights, duties and obligations. The rights granted to LICENSEE hereunder are unique and personal in nature, and neither this Agreement nor the rights granted to LICENSEE hereunder may be assigned, transferred, pledged or hypothecated by LICENSEE without GUESS's prior written approval. Any attempt by LICENSEE to transfer any of its rights or obligations under this Agreement, whether by assignment, sublicense or otherwise, without having received the prior written approval of GUESS, shall constitute a default hereunder, but shall otherwise be null and void.

     25.  INTERPRETATION

               This Agreement shall be interpreted to give GUESS maximum control of the Trademarks and IP Rights and their usage. Any uncertainty or ambiguity with respect to any provision of this Agreement shall not be construed for or against any party based on attribution of drafting to either party. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     26.  WAIVER AND INTEGRATION

               The failure of a party to insist upon strict adherence to any term or provision of this Agreement, or to object to any failure to comply with any term or provision of this Agreement, shall not be a waiver of that term or provision, estop that party from enforcing that term or provision, or preclude that party from enforcing that term or provision by estoppel or by laches. The receipt by a party of any benefit from this Agreement shall neither constitute such party's waiver nor effect an estoppel on the right of that party to enforce any provision hereof. None of the terms of this Agreement shall be deemed to be waived or modified, except by an express agreement in writing, signed by an authorized officer of the party against whom enforcement of the waiver or modification is sought, supported by new consideration.

     27.  NOTICES AND COMMUNICATIONS

               Any notice, communication or legal service of process required or permitted under this Agreement shall be effective when personally delivered in writing; or on the date when the notice, service or communication is transmitted by telex or by electronic facsimile (with a confirmation copy to be sent by mail) or the day after the notice, service or communication is sent by overnight air courier service; or five (5) days after the date of mailing. All notices shall be sent to the parties at the notice addresses listed below or to such other persons and notice addresses as may be designated in writing by the parties to each other. The date a notice shall be deemed to be transmitted, sent via overnight air courier or mailed shall be the date at the notifier's place of business at the time of the transmission, sending or mailing.

TO GUESS:           GUESS ?, INC.
                    1444 South Alameda Street
                    Los Angeles, California 90021, U.S.A.
                    Attention:     Licensing Department
                    Telephone:     (213) 765-3100
                    Facsimile:     (213) 765-3666

with a copy to:     GUESS ?, INC.
                    1444 South Alameda Street
                    Los Angeles, California 90021, U.S.A.
                    Attention:     General Counsel/Licensing
                    Telephone:     (213) 765-3100

                    Facsimile:     (213) 744-7821

TO LICENSEE:        AGS INC.
                    3820 South Hill Street
                    Los Angeles, California 90037
                    Attention:     Colin Dyne
                    Telephone:     (213) 234-9606
                    Facsimile:     (213) 234-9610

with a copy to:     TROOP, MEISINGER, STEUBER & PASICH
                    109405 Wilshire Boulevard
                    Los Angeles, California 90024-3902
                    Attention:     Murray Markiles, Esq.
                    Telephone:     (310) 443-7601
                    Facsimile:     (310) 443-8601

     28.  SEVERABILITY

          The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, and shall not affect such provision in any other jurisdiction. To the extent legally permissible, a provision which reflects the original intent of the parties shall be substituted for such invalid or unenforceable provision.

     29.  SURVIVAL

          All obligations of the parties of a continuing nature, including without limitation those concerning trademark rights, indemnities and trade secrets, shall survive the termination or expiration of this Agreement.

     30.  CROSS DEFAULT

          A breach or default under any other agreement between GUESS and LICENSEE or any of LICENSEE's parents, subsidiaries and shareholders, shall, if not cured within any applicable cure period, be deemed to be a breach of this Agreement.

     31.  EXHIBITS

          The Exhibits attached hereto and as revised by agreement of the parties from time to time are hereby incorporated by reference and form integral parts hereof. The reporting, approval and other similar forms of GUESS attached as Exhibits hereto may be revised by GUESS at any time and from time to time.

     32.  ENTIRE AGREEMENT

          This Agreement, including all Exhibits, constitutes the entire agreement between the parties with respect to, and supersedes all prior negotiations and agreements between the parties concerning the subject matter hereof. This writing is intended as the final, complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter hereof and may only be amended or terminated in writing.

          IN WITNESS WHEREOF, the parties hereto have caused their duly-authorized representatives execute this Agreement as of the date first-above written.

AGS INC.                                GUESS?, INC.


By:   /s/ Colin Dyne                         By:       /s/
    ----------------------------                 ----------------------
       Colin Dyne                            Paul Marciano
       President                             President


Reviewed and approved as to form             By:       /s/
on behalf of LICENSEE:                           ----------------------
                                             Armand Marciano
                                             Senior Executive Vice President

By:_____________________________
Name:  Murray Markiles
Title:   Attorney for Licensee

                                    EXHIBIT A
                                   TRADEMARKS

A.   TRADEMARKS

     GUESS?

     GUESS? AND TRIANGLE DESIGN

     TRIANGLE W/? DESIGN

B.   REGISTRATIONS AND APPLICATIONS


                             INTERNATIONAL CLASS 16:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          MARK                   COUNTRY      APPL. NO.  REG. NO.      STATUS
--------------------------------------------------------------------------------
GUESS?                        UNITED STATES              1847684     REGISTERED

GUESS? AND TRIANGLE DESIGN    UNITED STATES              1435363     REGISTERED

GUESS/ AND TRIANGLE DESIGN    CANADA                     373753      REGISTERED

GUESS?                        MEXICO                     319468      REGISTERED

GUESS?                        MEXICO                     319469      REGISTERED

GUESS?                        MEXICO                     326588      REGISTERED

GUESS?                        MEXICO                     302554      REGISTERED


GUESS? PARIS AND              MEXICO                     325546      REGISTERED
TRIANGLE DESIGN

GUESS? PARIS AND              MEXICO                     309462      REGISTERED
TRIANGLE DESIGN

GUESS? PARIS AND              MEXICO                     319485      REGISTERED
TRIANGLE DESIGN

GUESS? PARIS AND              MEXICO                     342181      REGISTERED
TRIANGLE DESIGN

TRIANGLE W/? DESIGN           MEXICO                     366693      REGISTERED

GUESS?                        AUSTRALIA                  A444173     REGISTERED

GUESS? AND TRIANGLE DESIGN    AUSTRALIA                  A444194     REGISTERED

NO FILINGS FOR IC 16          BRUNEI                                 TO BE FILED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             MARK              COUNTRY     APPL. NO.    REG. NO.     STATUS
--------------------------------------------------------------------------------

GUESS ? AND TRIANGLE (SERIES) HONG KONG                 1401A-G/86  REGISTERED

GUESS ? AND TRIANGLE (SERIES) HONG KONG                 866A-D/89   REGISTERED

NO FILINGS FOR IC 16          INDONESIA*                            TO BE FILED*

TRIANGLE W/? DESIGN           MALAYSIA                  MA/B1946/86 REGISTERED

GUESS?                        SINGAPORE                 3598/86     REGISTERED

GUESS? AND TRIANGLE DESIGN    SINGAPORE                 3563        REGISTERED

TRIANGLE W/? DESIGN           SINGAPORE                 3575/86     REGISTERED

GUESS?                        TAIWAN                    345835      REGISTERED

GUESS? AND TRIANGLE DESIGN    TAIWAN                    345817      REGISTERED

GUESS? AND TRIANGLE DESIGN    TAIWAN                    323062      REGISTERED

GUESS? AND TRIANGLE DESIGN    TAIWAN                    337507      REGISTERED

TRIANGLE W/? DESIGN           TAIWAN                    359805      REGISTERED

TRIANGLE W/? DESIGN           TAIWAN                    355498      REGISTERED

TRIANGLE W/? DESIGN           TAIWAN                    345836      REGISTERED

TRIANGLE W/? DESIGN           TAIWAN                    352451      REGISTERED

TRIANGLE W/? DESIGN           TAIWAN                    352504      REGISTERED


* Trademark has been pirated in certain classes; awaiting results of appeal in Indonesian Supreme Court.

                             INTERNATIONAL CLASS 18

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          MARK                 COUNTRY       APPL. NO.   REG. NO.     STATUS
--------------------------------------------------------------------------------
GUESS? AND TRIANGLE DESIGN   UNITED STATES               1435363     REGISTERED

GUESS? AND TRIANGLE DESIGN   CANADA                                  TO BE FILED

GUESS?                       MEXICO                      323627      REGISTERED

GUESS?                       MEXICO                      326589      REGISTERED

TRIANGLE W/? DESIGN          MEXICO                      366693      REGISTERED

GUESS?                       AUSTRALIA                   A444174     REGISTERED

GUESS? AND TRIANGLE DESIGN   AUSTRALIA                   A409357     REGISTERED

GUESS?                       BRUNEI       BRU/24109                  PENDING

GUESS? AND TRIANGLE DESIGN   BRUNEI       BRU/24107                  PENDING

TRIANGLE W/? DESIGN          BRUNEI       BRU/24108                  PENDING

GUESS? AND TRIANGLE (SERIES) HONG KONG                   1402A-G/86  REGISTERED

GUESS? AND TRIANGLE          HONG KONG                   1119/85     REGISTERED

TRIANGLE W/? DESIGN (SERIES) HONG KONG                   4094A-D88   REGISTERED

GUESS?                       INDONESIA    2187                       PENDING

GUESS? AND TRIANGLE DESIGN   INDONESIA    2175                       PENDING

TRIANGLE W/? DESIGN          INDONESIA    H4HC010 18916              PENDING

GUESS?                       MALAYSIA                    86/00897    REGISTERED

GUESS? AND TRIANGLE DESIGN   MALAYSIA                    MA/797/86   REGISTERED

TRIANGLE W/? DESIGN          MALAYSIA                    MA/B1936/86 REGISTERED

GUESS?                       SINGAPORE                   3599/86     REGISTERED

GUESS? AND TRIANGLE DESIGN   SINGAPORE                   3562/86     REGISTERED

GUESS?                       TAIWAN                      330915      REGISTERED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          MARK                COUNTRY       APPL. NO.    REG. NO.     STATUS
--------------------------------------------------------------------------------
TRIANGLE W/? DESIGN          SINGAPORE                   3576/86     REGISTERED

GUESS? AND TRIANGLE DESIGN   TAIWAN                      265783      REGISTERED

GUESS? AND TRIANGLE DESIGN   TAIWAN                      331592      REGISTERED

TRIANGLE W/? DESIGN          TAIWAN                      377114      REGISTERED

TRIANGLE W/ ? DESIGN         TAIWAN                      353833      REGISTERED

TRIANGLE W/?  DESIGN         TAIWAN                      371354      REGISTERED

--------------------------------------------------------------------------------

                                    EXHIBIT B
                                    PRODUCTS

Stationery and the following school supplies - binders, notebooks, composition books, file folders, note pads, agendas/day planners, pencil holders, envelopes and letterhead, photo albums, index books, book bags, open portfolio covers, and calendars.

                                    EXHIBIT C
                           LICENSEE COLLECTION SUMMARY

GUESS?, INC.             SUBMIT TO THE ATTENTION OF:   GUESS?, INC. - LICENSING
                                                       1444 South Alameda Street
FORM MUST BE SUBMITTED COMPLETE                            Los Angeles, CA 90021
                                                            Phone (213) 765-3551
                                                              FAX (213) 744-1169

                           LICENSEE COLLECTION SUMMARY

Name of Licensee    __________________________________________________________
___________________________
Address             __________________________________________________________
___________________________
                    __________________________________________________________
___________________________
                    __________________________________________________________
___________________________
Licensed Territory  __________________________________________________________
___________________________
Licensed Product    __________________________________________________________
___________________________



---------------------------------------------------------------------------------------------------------
     SEASON          LICENSEE      APPROX. DATE    LICENSEE    LICENSEE LINE BREAK      LICENSEE
                  CONCEPT BOARDS   1ST SAMPLES    LINE BREAK        LOCATION         SHIPPING DATES
                   COMPLETE (IF      RECEIVED        DATE                       (START/SHIP) (END/SHIP)
                    APPLICABLE)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------



     ----------------------------------------------------
     Licensee Signature

                                     EXHIBIT D-1
                            LICENSED PRODUCT APPROVAL FORM

GUESS?, INC.                           GUESS?, INC./ LICENSING DEPARTMENT
                                       1444 South Alameda, Street
                                       Los Angeles, CA 90021

                            LICENSED PRODUCT APPROVAL FORM
             (FOR STYLE ONLY! SEE FABRIC/COLOR APPROVAL FORM FOR FABRIC)

Name of Licensee
                ----------------------------------------------------------------

----------------
Licensed Product
                ----------------------------------------------------------------

----------------
Licensee's Address
                ----------------------------------------------------------------

----------------
Season
      ---------------------------------------
Style #
       --------------------------------------
Fabrication
           ----------------------------------
Wholesale Price                                  ATTACH PHOTO OF STYLE HERE
               ------------------------------
Colors
      ---------------------------------------
Sizes
     ----------------------------------------
Start Taking Orders
                   --------------------------
End Taking Orders
                 ----------------------------
Start Ship
          -----------------------------------
End Ship
        -------------------------------------

----------------------------------------------   -----------------------------
         Signature of Licensee                      Signature of Licensor

/ / Approved                           / / Disapproved
            ------------------------                   ------------------------


Comments
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date returned to Licensee
                         -------------------------------------------------------

-C- GUESS?, INC, 1993 FORM NOT 3990. 3154

EXECUTIVE OFFICES: 1444 SOUTH ALAMEDA STREET, LOS ANGELES, CALIFORNIA 90021 -PHONE: (213) 765-3100 FAX (213) 744-1169



                                     EXHIBIT D-2
                          FABRIC AND/OR COLOR APPROVAL FORM

    GUESS?, INC.                       GUESS?, INC./ LICENSING DEPARTMENT
                                       1444 South Alameda, Street
                                       Los Angeles, CA 90021

                          FABRIC AND/OR COLOR APPROVAL FORM
        (FABRIC AND COLOR ONLY! SEE LICENSED PRODUCT APPROVAL FORM FOR STYLE)

Name of Licensee
                ---------------------------------------------------------------

-----------------------
Licensed Product
                ---------------------------------------------------------------

-----------------------
Licensee's Address
                  -------------------------------------------------------------

-----------------------
Season
      -------------------------------------------------------------------------

-----------------------
List style numbers of garments to be manufactured in this fabric
                                                                ---------------

--------------------------------------------------------------------------------


-----------------------
Fabric # and name of supplier
                             ---------------------------------------------------

--------------------------------------------------------------------------------

------------------------------
Fabric content and weight
-------------------------------------------------------

------------------------------
PLEASE ATTACH 1 SET OF SWATCHES BELOW
Beside each swatch provide the name of color
If denim, list names of washes







/ / Approved                           / / Disapproved
            ------------------------                   -------------------------
------

Comments
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------

--------------------------------------------------------------------------------

---------------------------------------     ---------------------------------
        Signature of Licensee                     Signature of Licensor


Date returned to Licensee
                         ----------------------------------

-C- GUESS?, INC, 1993 FORM NO. 3990. 3155
EXECUTIVE OFFICES: 1444 SOUTH ALAMEDA STREET, LOS ANGELES, CALIFORNIA 90021 -
PHONE: (213) 765-3100 FAX (213) 744-1169

                                      EXHIBIT E
                         LICENSED PROPERTY USE APPROVAL FORM

    GUESS?, INC.             GUESS?, INC./ LICENSING DEPARTMENT
                                       1444 South Alameda, Street
                                       Los Angeles, CA 90021


                         LICENSED PROPERTY USE  APPROVAL FORM
       ALL USES OF GUESS TRADEMARKS THAT ARE NOT ADVERTISING (E.G. TRIM, LABELS STATIONARY, PACKAGING, DISPLAYS, ETC.)



Name of Licensee
                -----------------------------------
--------------                                           (GUESS USE ONLY)
Licensed Product
                -----------------------------------
--------------                                      Date Use Submitted----------

                                                    Date Use Returned-----------

Description of use
                  --------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------

/ / Concept Design   / / Color Indication   / / Finished Art
/ /  Production Sample   / /  Final Sample
/ /  Approved                          / / Disapproved
             ----------------------                    -------------------------
Comments/Suggestions:
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------

If submission is a label or hangtag, name and address of supplier
                                                                ----------------

--------------------------------------------------------------------------------

------------------------------------------------


           ATTACH A SAMPLE OF USE IN THIS SPACE OR AFFIX TO A SEPARATE PAGE

---------------------------------      --------------------------------

---------
         Signature of Licensee                    Signature of Licensor



-C- GUESS?, INC, 1993 FORM NO. 3990. 2152
EXECUTIVE OFFICES: 1444 SOUTH ALAMEDA STREET, LOS ANGELES, CALIFORNIA 90021 -PHONE: (213) 765-3100 FAX (213) 744-1169

                                     EXHIBIT F-1
                                CUSTOMER PROFILE FORM

--------------------------------------------------------------------------------
    TAG                 GUESS?  CUSTOMER PROFILE FORM


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE NAME                          DBA NAME

--------------------------------------------------------------------------------
 OWNERS NAME                             BUYERS NAME

--------------------------------------------------------------------------------
 ADDRESS                                 CITY

--------------------------------------------------------------------------------
 STATE                                   COUNTRY                 ZIP

--------------------------------------------------------------------------------
 PHONE(S)                                FAX                     DATE
--------------------------------------------------------------------------------




1.  Type of Account:    / /  Speciality     / / Department    / / Other
                                                                        -------------------------------------------
    Year Business Established                                        At present location since
                              ------------------------------------                             ------------------------------------

2.  Are you currently doing business with GUESS? / / No   / / Yes    Account #                    Division
                                                                               -------------------         ---------------------

3.  Check the type(s) of merchandise you currently carry in your store(s).
    / / Pre-teens  / / Juniors    / / Misses     / / Mens            / / Boys
    / / Infants    / / Kids       / / Footwear   / / Accessories     / / Other
                                                                               ---------------------------------------------------

4.  List the key manufacturers you currently carry in your store(s).  (Include GUESS? Licensees, if applicable)

    a.                                                               d.
       ------------------------------------------------                 ---------------------------------------------------
    b.                                                               e.
       ------------------------------------------------                 ---------------------------------------------------
    c.                                                               f.
       ------------------------------------------------                 ---------------------------------------------------


5.  Number of stores that you currently operate                           List your store locations. (Attach additional sheets, if
necessary)                                       -----------------

    Check stores where Guess? will be carried:
    / /                                                    / /
         ---------------------------------------------          ------------------------------------------------------
    / /                                                    / /
         ---------------------------------------------          ------------------------------------------------------
    / /                                                    / /
         ---------------------------------------------          ------------------------------------------------------

6.  Comments

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------


    -------------------------------------------------           ----------------------------------------------------------
    GUESS? Decline                                              GUESS? Approval



Please submit typed profile to:
NOTE: SUSAN MOCK (OF OUR PRODUCT DEPARTMENT), WILL SEND A CUSTOMIZED FORM ONCE THE CONTRACT HAS BEEN SIGNED

                                     EXHIBIT F-2
                          FOREIGN DISTRIBUTION APPROVAL FORM

                                                              Page ____ of _____
                                                              Date ____/___/____
Tag           GUESS?, INC.

                                      FORM MUST BE SUBMITTED COMPLETE & SENT TO:
                                                    GUESS? INC./ LICENSING DEPT.
                                                       1444 SOUTH ALAMEDA AVENUE
                                                           LOS ANGELES, CA 90021

                          FOREIGN DISTRIBUTION APPROVAL FORM

Name of Licensee
                    -------------------------------------------------------
Licensed Product
                    -------------------------------------------------------

Country you are interested in distributing in / shipping to:
(PLEASE USE ON FORM FOR EACH COUNTRY)


                     -------------------------------------------

Describe what method of distribution you are planning to use

/ /  you will ship directly to               / /  you are proposing
     GUESS Retail Stores ONLY                     To assign a distributor

PLEASE CONTINUE ONLY IF YOU ARE ASSIGNING A DISTRIBUTOR TO SHIP THROUGHOUT THE TERRITORY. IF NOT, PLEASE SKIP TO #6.

1. Please give us the name of the distributor, the various products/labels they currently distribute as well as the volume they shipped the last 3 years for each brand.

Name:
          --------------------------------------



BRAND                        YEAR 1                   YEAR 2              YEAR 3

                    U.S. $                   U.S. $              U.S. $
---------------           --------------           -----------         ------------

                    U.S. $                   U.S. $              U.S. $
---------------           --------------           -----------         ------------
                    U.S. $                   U.S. $              U.S. $
---------------           --------------           -----------         ------------




2. If your distributor is planning to distribute full-scale throughout the country, please tell us the amount they are guaranteeing to purchase from you for the next 3 years.

            UNITS                    DOLLARS

Year 1                        U.S. $
          --------------            -----------
Year 2                        U.S. $
          --------------            -----------
Year 3                        U.S. $
          --------------            -----------

FOREIGN DISTRIBUTION APPROVAL FORM                           Page _____ of _____

                                                             Date ____/____/____

3. Have you reviewed the proposed distributor's financial and find them acceptable?

         / /  Yes       / /  No

    Comments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. The following items must accompany this form if you are seeking to assign a distributor to sell throughout the territory:

         Brochure of distributor (if available)
------
         Background information / history
------ (i.e. how long they have been in business, levels of distribution, Experience in the marketplace, references, etc.)

         Pictures of the distributor's showroom (if applicable)
------

5. Please list the full address, fax number and a contact name of the proposed distributor.


Address:
        ------------------------------------------------------------------
Fax Number:
           ---------------------------------------------------------------
Contact Name:
             -------------------------------------------------------------

6.
   -------------------------------------     -----------------------------------
          Signature of License               Signature of Licensor - GUESS? Inc.

/ / Approved                                / /  Disapproved

Date: ____/____/____

                                     EXHIBIT F-3
                              DISTRIBUTION APPROVAL FORM

         GUESS?, INC.
                                                              Page ____ of _____
                                                              Date ____/___/____


FORM MUST BE SUBMITTED COMPLETE & SENT TO:       GUESS? INC./ LICENSING DEPT.
                                            1444 SOUTH ALAMEDA AVENUE
                                            LOS ANGELES, CA 90021

                              DISTRIBUTION APPROVAL FORM

Name of Licensee
                   -----------------------------------------------------------

Licensed Product
                   -----------------------------------------------------------

Country in the territory you are interested in distributing in / shipping to:
(PLEASE USE ON FORM FOR EACH COUNTRY)


                          ---------------------------------

1. Please give us the name of the distributor, the various products/labels they currently distribute as well as the volume they shipped the last 3 years for each brand.

Name:
         --------------------------------------



BRAND                    YEAR 1                   YEAR 2              YEAR 3

                    U.S. $                   U.S. $              U.S. $
---------------           --------------           -----------         ------------

                    U.S. $                   U.S. $              U.S. $
---------------           --------------           -----------         ------------
                    U.S. $                   U.S. $              U.S. $
---------------           --------------           -----------         ------------




2. If your distributor is planning to distribute full-scale throughout the country, please tell us the amount they are guaranteeing to purchase from you for the next 3 years.

             UNITS                    DOLLARS

Year 1                        U.S. $
          --------------            -----------
Year 2                        U.S. $
          --------------            -----------
Year 3                        U.S. $
          --------------            -----------

DISTRIBUTION APPROVAL FORM                                   Page _____ of _____
                                                              ate ____/____/____

3. Have you reviewed the proposed distributor's financial and find them acceptable?

         / /  Yes       / /  No


Comments:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


4. The following items must accompany this form if you are seeking to assign a distributor to sell throughout the territory:

         Brochure of distributor (if available)
------

         Background information / history
------ (i.e. how long they have been in business, levels of distribution, experience in the marketplace, references, etc.)

         Pictures of the distributor's showroom (if applicable)
------

5. Please list the full address, fax number and a contact name of the proposed distributor.

Address:
         -----------------------------------------------------------------
Fax Number:
           ---------------------------------------------------------------
Contact Name:
             ------------------------------------------------------------

6.
    ------------------------------          ---------------------------------
    Signature of License                    Signature of Licensor - GUESS? Inc.

/ / Approved                           / /  Disapproved

Date:
     ------------------

                                     EXHIBIT G-1
                              ADVERTISING APPROVAL FORM

TAG  GUESS?, INC.
                       ADVERTISING APPROVAL FORM FOR LICENSEES

  SUBMISSIONS MAY BE APPROVED ONLY IN WRITING AND ONLY IF ALL CHANGES ARE MADE

Name of Licensee:
                 -------------------------------------------------------------

Licensed Product:
                 -------------------------------------------------------------

-------------------------------------------------------------------------------
                                  ARTWORK SUBMISSION

-------------------------------------------------------------------------------
Please check the media of advertising:
/ / Full page ad   / /   Billboard    / / Other
                                                  -----------------------------

Name of publication:
                      ---------------------------------------------------------

Issue date:
            -------------------------------------------------------------------

Ad position (as detailed as possible):
                                       ----------------------------------------

/ / Left hand page         / / Right hand page       / /Full page spread
-------------------------------------------------------------------------------

                          F O R  G U E S S   U S E   O N L Y

Please follow the applicable instructions:

/ /  Add photo credits                      Date submitted
                                                           --------------------
/ / Add copyright notice                    Date Returned
                                                          ---------------------
/ / Add GUESS? Triangle logo

/ / Use GUESS? Standard red for logo (PMS 185)

Special instructions:
                     ----------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------          -------------------------------------------
             Approved                        Approved with changes
Disapproved
-------------------------------------------------------------------------------
                                PUBLICATION SUBMISSION

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Name of publication:

(A copy of the magazine or newspaper must be included)

Frequency (check one): / / Daily  / / Weekly  / / Monthly  / / Other
                                                                     ----------
Comments/Suggestions:
                      ---------------------------------------------------------

-------------------------------                 -------------------------------
               Approved                                    Disapproved

-------------------------------------------------------------------------------
EXECUTIVE OFFICES: 1444 SOUTH ALAMEDA STREET, LOS ANGELES, CALIFORNIA 90021 - PHONE (213) 765-3100 FAX (213) 744-1169
Form No. 3390.3159   Rev. 1/95

                                     EXHIBIT G-2

                               ADVERTISING BUDGET FORM

                                                              Date ____/___/___

    TAG       GUESS?, INC.
                               ADVERTISING BUDGET FORM
Name of Licensee
                        ---------------------------------
Licensed Product
                        ---------------------------------
Territory/Country
                        ---------------------------------

Projected Sales                $________ Period from ___/___/___ to ___/___/___

Projected Advertising Expenses  $_______ Period from ___/___/___ to ___/___/___

         / /  6 Month Budget           / /  1 Year Budget
-------------------------------------------------------------------------------
* IF YOU HAVE MORE THAN ONE PRODUCT LINE, OR SALES OUTSIDE OF THE U.S. OR IN MORE THAN ONE COUNTRY, PLEASE USE A SEPARATE FORM FOR EACH COUNTRY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              TYPE OF ADVERTISING                          DOLLAR AMOUNT

-------------------------------------------------------------------------------
Consumer Advertising (List publications):
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Trade Advertising (List publications):
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Co-Op Advertising
-------------------------------------------------------------------------------
Newspapers
-------------------------------------------------------------------------------
Charity
-------------------------------------------------------------------------------
Sponsorships
-------------------------------------------------------------------------------
Special Events
-------------------------------------------------------------------------------
Billboards
-------------------------------------------------------------------------------
Promotional Items
-------------------------------------------------------------------------------
Production Fees\Shoot Fees
-------------------------------------------------------------------------------
PR Consultants Fees
-------------------------------------------------------------------------------
TV/Cinema
-------------------------------------------------------------------------------
Radio
-------------------------------------------------------------------------------
Bus Shelters
-------------------------------------------------------------------------------
Posters & Banners
-------------------------------------------------------------------------------
Other
-------------------------------------------------------------------------------
                                                      TOTAL:

-------------------------------------------------------------------------------

                                     EXHIBIT G-3
                             ADVERTISING EXPENDITURE FORM

TAG GUESS?, INC.
                                                              Page ____ of ____
                                                              Date ____/___/___

                   SUBMIT TO THE ATTENTION TO:     GUESS? INC./ LICENSING DEPT.
                                                 1444 SOUTH ALAMEDA AVENUE
                                                 LOS ANGELES, CA 90021

                             ADVERTISING EXPENDITURE FORM

Name of Licensee:
                  -------------------------------------------------------------

Licensed Product:
                  -------------------------------------------------------------

Country:
                  -------------------------------------------------------------

Expenditures reflect the period                        to
                                ----------------------
--------------------------------

                              Exchange Rate (when applicable)
                                                               ----------------

-------------------------------------------------------------------------------
INVOICE       VENDOR NAME         TYPE OF ADVERTISEMENT         AMOUNT SPENT
 DATE                                                             (IN US $)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

All tear sheets and advertising invoices must accompany this form

ADVERTISING EXPENDITURE FORM
                                                             Page ____ of _____
                                                             Date ____/___/____
-------------------------------------------------------------------------------
INVOICE       VENDOR NAME         TYPE OF ADVERTISEMENT         AMOUNT SPENT
 DATE                                                             (IN US $)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      EXHIBIT H
                                   ROYALTY MINIMUM


 Contact Year                              Royalty Minimum
 ------------                              ---------------
               Initial Term
               ------------
 First Contract Year                       US$CONFIDENTIAL INFORMATION
 May 1, 1996 - December 31, 1997           OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Second Contract Year                      US$CONFIDENTIAL INFORMATION
 January 1, 1998 - December 31, 1998       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Third Contract Year                       US$CONFIDENTIAL INFORMATION
 January  1, 1999 - December 31, 1999      OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Fourth Contract Year                      US$CONFIDENTIAL INFORMATION
 January 1, 2000 - December 31, 2000       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Fifth Contract Year                       US$CONFIDENTIAL INFORMATION
 January 1, 2001 - December 31, 2001       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION
           Renewal Term (if any)
           ---------------------

 Sixth Contract Year                       US$CONFIDENTIAL INFORMATION
 January 1, 2002 - December 31, 2002       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Seventh Contract Year                     US$CONFIDENTIAL INFORMATION
 January 1, 2003 - December 31, 2003       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Eighth Contract Year                      US$CONFIDENTIAL INFORMATION
 January 1, 2004 - December 31, 2004       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Ninth Contract Year                       US$CONFIDENTIAL INFORMATION
 January 1, 2005 - December 31, 2005       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

 Tenth Contract Year                       US$CONFIDENTIAL INFORMATION
 January 1, 2006 - December 31, 2006       OMITTED AND FILED SEPARATELY
                                           WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION

                                      EXHIBIT I
                                STATEMENT OF ROYALTIES

                                                      STATEMENT OF ROYAL

    GUESS?, INC.                                    FOR            TO
                                                        ----------    ---------

                                                      ROYALTY %
                                                                ----------
Licensee Name
              ------------------------------------
License Address
              ------------------------------------
Licensee Product(s)/
                   -------------------------------
Territory
         -----------------------------------------






Item/   Number of   Number of  Number of   Listed     Gross      Less      Less
Style     Units    Close-outs    Units    Wholesale   Sales   Allowances**
 No.      Sold*       Sold     Returned     Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTALS
      -------------------------------------------------------------------------

                                       I CERTIFY THAT THE ABOVE IS ACCURATE
*   Unit sold include close-outs.
**  Please see the license agreement for    -------------------------------
     amount of permissible deductions.                Signature
                                            -------------------------------
                                                         Name

                                      EXHIBIT J
                                  MINIMUM NET SALES


 Contact Year                        Minimum Net Sales
 ------------                        -----------------
            Initial Term
            ------------
 First Contract Year                 US$CONFIDENTIAL INFORMATION OMITTED
 May 1, 1996 - December 31, 1997     AND FILED SEPARATELY WITH THE
                                     SECURITIES AND EXCHANGE COMMISSION

 Second Contract Year                US$CONFIDENTIAL INFORMATION MITTED
 January 1, 1998 - December 31,      AND FILED SEPARATELY WITH THE
 1998                                SECURITIES AND EXCHANGE COMMISSION

 Third Contract Year                 US$CONFIDENTIAL INFORMATION OMITTED
 January  1, 1999 - December 31,     AND FILED SEPARATELY WITH THE
 1999                                SECURITIES AND EXCHANGE COMMISSION

 Fourth Contract Year                US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2000 - December 31,      AND FILED SEPARATELY WITH THE
 2000                                SECURITIES AND EXCHANGE COMMISSION

 Fifth Contract Year                 US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2001 - December 31,      AND FILED SEPARATELY WITH THE
 2001                                SECURITIES AND EXCHANGE COMMISSION
        Renewal Term (if any)
        ---------------------

 Sixth Contract Year                 US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2002 - December 31,      AND FILED SEPARATELY WITH THE
 2002                                SECURITIES AND EXCHANGE COMMISSION

 Seventh Contract Year               US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2003 - December 31,      AND FILED SEPARATELY WITH THE
 2003                                SECURITIES AND EXCHANGE COMMISSION

 Eighth Contract Year                US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2004 - December 31,      AND FILED SEPARATELY WITH THE
 2004                                SECURITIES AND EXCHANGE COMMISSION

 Ninth Contract Year                 US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2005 - December 31,      AND FILED SEPARATELY WITH THE
 2005                                SECURITIES AND EXCHANGE COMMISSION

 Tenth Contract Year                 US$CONFIDENTIAL INFORMATION OMITTED
 January 1, 2006 - December 31,      AND FILED SEPARATELY WITH THE
 2006                                SECURITIES AND EXCHANGE COMMISSION

                                      EXHIBIT K
                                 MONTHLY SALES REPORT

         GUESS?, INC.


                                  FORM MUST BE COMPLETED AND SUBMITTED TO:
                                              GUESS? INC./ LICENSING DEPT.
                                                 1444 SOUTH ALAMEDA AVENUE
                                                     LOS ANGELES, CA 90021


                                 MONTHLY SALES REPORT

NAME OF LICENSEE:
                        -----------------------------------
LICENSED PRODUCTS:
                        -----------------------------------
MONTH REPORTED:
                        -----------------------------------

                        GROSS SALES
                                    -----------------
                        DEDUCTIONS
                                    -----------------
                        NET SALES
                                    -----------------








PLEASE FAX THIS FORM TO GUESS, INC., NOT LATER THAN THIRTY DAYS AFTER THE END OF EACH OF THE FIRST TWO MONTHS OF EACH QUARTER.

FAX: 213/765-3666

                                      EXHIBIT L
                               MANUFACTURERS AGREEMENT

LICENSOR:                    GUESS?, INC.

LICENSEE:
                        -----------------------------------
TRADEMARKS:
                        -----------------------------------
PRODUCTS:
                        -----------------------------------
UNDERLYING LICENSE
AGREEMENT DATE:                                      , 199
                                  -------------------     --
EXPIRATION DATE OF
UNDERLYING LICENSE AGREEMENT
(unless sooner terminated or
extended):                                           , 199
                                  -------------------     --
NAME AND ADDRESS OF
MANUFACTURER:
                        -----------------------------------

                        -----------------------------------

LICENSED TERRITORY:
                        -----------------------------------

    Manufacturer understands and agrees that the underlying License Agreement permits Licensee to have manufactured on its behalf Products utilizing the Trademarks and Products utilizing Licensor's designs (hereinafter collectively the "Licensed Products"). In order to induce Licensor to consent to the manufacture of the Licensed Products by Manufacturer on behalf of Licensee, Manufacturer agrees that:

(1) It will not manufacture the Licensed Products for anyone but Licensee without the prior express written consent of Licensor, which may be withheld for any reason whatsoever or for no reason;

(2) It will manufacture only such Licensed Products and only such quantities of such Licensed Products as are ordered by Licensee from time to time and will sell any and all of such Licensed Products only to Licensee. If for any reason the quantity of manufactured Licensed Products is in excess of the quantity ordered by Licensee, at Licensee's option, Manufacturer shall deliver the excess to Licensee without cost;

(3) It will cease manufacturing the Licensed Products upon expiration or termination of the underlying License Agreement or this Agreement and thereafter Manufacturer shall promptly deliver to Licensee all remaining Licensed Products and components thereof including without limitation materials, trim, tags, labels, patterns, artwork and molds;

EXHIBIT L CONTINUED

(4) It will not authorize any other party to manufacture the Licensed Products, or any components thereof bearing the Trademarks or other trademarks owned by Licensor or embodying Licensor's designs, without the prior express written consent of Licensor, which may be withheld for any reason whatsoever or for no reason;

(5) It will permit representatives of Licensor at all reasonable hours upon not less than seventy-two (72) hours notice (by facsimile or otherwise) to inspect the operations and facilities involved in the manufacture of the Licensed Products, to consult with Manufacturer's personnel, and to inspect and copy the books and records relating to the production and shipment of the Licensed Products. All such books and records shall be meticulously kept and shall be maintained for at least two (2) years at the premises of Manufacturer;

(6) It acknowledges that the worldwide right, title and interest to the Trademarks and Licensor's designs of the Products are owned by Licensor. It shall not do anything to impair Licensor's right, title and interest to such properties. All goodwill associated with the manufacture and sale of the Licensed Products shall inure to the benefit of Licensor;

(7) It will not offer for sale, sell, give away, distribute or use for any purpose whatsoever any Licensed Products or components thereof including without limitation materials, trim, labels and tags, which are damaged, defective, are seconds, or otherwise fail to meet the specifications and/or quality standards and/or trademark usage and notice requirements of the underlying License Agreement (hereinafter collectively, "Unsalable Licensed Products and Components"). All Unsalable Licensed Products and Components shall be delivered to Licensee without cost promptly after discovery thereof;

(8) It will not use the Trademarks or Licensed Products in any advertisements or promotional materials without the prior express written consent of Licensor, which may be withheld for any reason whatsoever or for no reason;

(9) It will not use the Trademarks or Licensor's designs of the Products for any purpose except to manufacture the Licensed Products for Licensee pursuant to the underlying License Agreement.

EXHIBIT L CONTINUED


(10) It will look solely to Licensee for payment for Licensed Products ordered by Licensee and it shall not hold Licensor responsible for any such payment.

(11) If Licensor discovers that Manufacturer has transferred to any entity other than Licensee or Licensor any of the Licensed Products, components thereof including without limitation materials, trim, tags, labels, patterns, artwork and molds, or any of the Unsalable Licensed Products and Components, or colorable imitations of any of the foregoing, Licensor shall have the option of acquiring such materials and Manufacturer shall upon the written request of Licensor immediately reimburse Licensor for its cost of acquiring such materials.

(12) All patentable subject matter and copyrightable subject matter developed by Manufacturer pursuant to the manufacture of the Licensed Products shall be assigned to Licensor upon request and without cost.

(13) It will indemnify, protect, defend and hold Licensor harmless from and against any claims. damages, costs, attorneys' fees or other liabilities of any nature whatsoever which may be sustained by Licensor arising out of or in any way connected with (i) detects in the manufactured Licensed Products, (ii) injury resulting from use of the Licensed Products, or (iii) breach of any obligation of Manufacturer hereunder.

(14) It shall maintain strictly confidential the terms of this Agreement and any confidential information of Licensor.

(15) It acknowledges that it is cognizant of certain terms and conditions set forth in the underlying License Agreement and agrees to be bound to all such terms and conditions which are applicable to its functions as manufacturer of the Licensed Products.

(16) In addition to all other remedies available to Licensor, if Manufacturer violates any of the above, Licensor may terminate this Agreement. In addition, Manufacturer acknowledges that any such violation will irreparably and immediately harm Licensor and Manufacturer consents to a temporary restraining order and preliminary injunction enjoining such violation.

                                  Manufacturer

DATED:
     ------------------------
                                  By:
                                      --------------------------
                                  Its:
                                      --------------------------

                   EXHIBIT M
    LIST OF CURRENT OWNERS AND KEY EXECUTIVES


SHAREHOLDERS                      PERCENTAGE OWNERSHIP
------------                      --------------------

Colin Dyne                                  45%
Mark Dyne                                   45%
Jaime LaBelle                               10%


KEY EXECUTIVES                         TITLE
--------------                         -----

Colin Dyne.                       President
Mark Dyne                         Executive Vice President

                                      EXHIBIT N
                              SYSTEMS REQUIREMENTS LIST

                              [TO BE SUPPLIED BY GUESS]

                                      EXHIBIT O
                         PERMITTED DISTRIBUTORS AND RETAILERS